Exhibit (c)(10)

Exhibit (c)(9)

Presentation to the Board of Directors of Western Refining Project Myriad December 7, 2015

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Table of Contents I. Situation Overview II. Historical NTI Equity Performance III. Financial Projections IV. NTI Standalone Valuation V. WNR Acquisition of Public Equity Interest in NTI A. WNR Initial Offer B. NTI Counter Offer C. WNR Counter Offer Appendix A: Additional Materials Appendix B: Detailed Management Projections

I. Situation Overview

Situation Overview ■On October 23, 2015, Western Refining, Inc. (“WNR”) proposed to purchase all the outstanding common units of Northern Tier Energy LP (“NTI”) not currently owned by WNR —Implied purchase price: $27.62 –15.0% premium to NTI 20-day VWAP –$17.50 / unit in cash and $10.12 / unit1 in WNR shares WNR Initial Offer NTI 20-Day VWAP (as of 23-Oct) $ 24.02 Offer Price $ 27.62 Implied Premium 15.0 % Consideration ($ / unit) Cash $ 17.50 Equity1 10.12 Total Consideration $ 27.62 Equity Exchange Ratio 0.2266 x Source: WNR Management Model dated 01-Dec-2015 1 Based on 57,210,986 publicly-held NTI units as per WNR Management and a WNR undisturbed 20-day VWAP of $44.68 as of 23-Oct-2015, the market close before WNR’s initial offer. Situation Overview

Situation Overview

Updated Projections

- Since October 23rd, WNR Management has updated the financial projections based on WNR / WNRL / NTI Board of Directors-approved 2016 operating budget and capital projects, and additional revisions as per below.
- NTI management has confirmed that WNR's NTI projections are consistent with their own; All WNR, NTI and Western Refining Logistics LP ("WNRL") projections have been provided to NTI and the Conflicts Committee of its Board of Directors

WNR

- Updated 2015 YE cash balance
- Updated DD&A and capex schedules to reflect approved 2016 budget numbers
- WNR logistics sales from WNR to NTI
  - Revised TexNew Mex pipeline sale to reflect actual volumes and units
  - Updated cash flows attributable to Bobcat
  - Updated timing and cost basis
- Transaction expenses paid out of pocket rather than grossing up new debt issuance

WNRL

- Updated schedule of asset sales from WNR to WNRL
- Adjusted EBITDA estimates for discrete projects (e.g. tariff on Bobcat)
- Updated capex schedules to reflect approved 2016 Budget numbers
- Sustaining capex at $16mm 2016E – 2020E
- Discretionary organic capex of $41mm in 2016E
- Maintenance of 1.1x LP+GP coverage 2016E – 2020E

NTI

- NTI corporate, refining and retail assumptions
  - Corporate SG&A, capex schedules, throughput, opex and turnaround expense in 2017 and 2018, among others
- Added SDA project and MPL economics
- Revised assumptions around NTI Logistics sale
- Standalone excludes NTI Logistics sale; pro forma includes NTI Logistics sale
- MPL depreciation assumed to be $0.75mm quarterly 2016E – 2020E
- Updated refining, retail, corporate, and organic capex assumptions
  - Inclusion of corporate capex with refining / retail / logistics capex (maintenance / regulatory) rather than with organic growth capex reserve
- Turnaround expense updated to represent actual turnaround expense rather than turnaround expense reserve
  - Shift of turnaround expense to occur in Q1 of 2017E and 2019E, and evenly across Q1 and Q3 in 2018E and 2020E
- Assumes no minimum cash balance

Situation Overview 5

Situation Overview (Continued) Summary Financials Comparison | October 20, 2015 vs. December 1, 2015 October 20, 2015 Summary Financials Current December 1, 2015 Summary Financials Management Projections (As of October 20, 2015) 2016E 2017E 2018E 2019E 2020E WNR Adjusted EBITDA1 $ 709 $ 662 $ 844 $ 845 $ 965 Net Income² 330 302 409 391 450 Earnings Per Share² $ 3.50 $ 3.21 $ 4.35 $ 4.16 $ 4.78 NTI³ Adjusted EBITDA $ 328 $ 359 $ 338 $ 339 $ 340 LP DPU $ 1.96 $ 2.91 $ 2.68 $ 2.69 $ 2.70 WNRL³ EBITDA $ 166 $ 240 $ 297 $ 312 $ 329 LP DPU $ 1.75 $ 1.99 $ 2.23 $ 2.47 $ 2.71 Current Management Projections (As of December 1, 2015) 2016E 2017E 2018E 2019E 2020E WNR Adjusted EBITDA1 $ 707 $ 751 $ 885 $ 906 $ 971 Net Income² 338 311 421 410 463 Earnings Per Share² $ 3.61 $ 3.32 $ 4.50 $ 4.38 $ 4.95 NTI³ Adjusted EBITDA $ 354 $ 377 $ 349 $ 379 $ 370 LP DPU $ 2.10 $ 2.75 $ 2.55 $ 3.03 $ 2.92 WNRL³ EBITDA $ 157 $ 196 $ 221 $ 265 $ 275 LP DPU $ 1.83 $ 2.05 $ 2.27 $ 2.47 $ 2.54 Source: WNR Management Models dated 20-Oct-2015 and 01-Dec-2015 1 Adjusted EBITDA includes NTI and WNRL gross distributions. 2 Net Income and Earnings Per Share shown after minority interest. 3 Financials include NTI logistics drop downs to WNRL. Situation Overview

Situation Overview (Continued)

Summary Offer Comparison

- On December 1, 2015, WNR Management received a verbal counter offer to the October 23, 2015 initial offer

Purchase Consideration

WNR Initial Offer

	WNR Initital Offer
NTI 20-Day VWAP (as of 23-Oct)	$ 24.02
Offer Price	$ 27.62
Implied Premium	*15.0 %*
Consideration ($ / unit)	
Cash	$ 17.50
Equity[1]	10.12
Total Consideration	$ 27.62
Equity Exchange Ratio	0.2266 x

NTI Counter Offer

	NTI Counter Offer
NTI 20-Day VWAP (as of 23-Oct)	$ 24.02
Offer Price	$ 29.79
Implied Premium	*24.0 %*
Consideration ($ / unit)	
Cash	$ 17.50
Equity[1]	12.29
Total Consideration	$ 29.79
Equity Exchange Ratio	0.2750 x

Source: WNR Management Model dated 01-Dec-2015
[1] Based on WNR undisturbed 20-day VWAP of $44.68 as of 23-Oct-2015, the market close before WNR's initial offer.

Situation Overview 7

Situation Overview (Continued) NTI Discounted Cash Flow Value / Unit ■ A discounted cash flow methodology for NTI was employed based on the current and October 20th financial projections and the current projections October 20th Projections December 1st Projections Illustrative Illustrative Unit NTI WACC NTI WACC NTI # ### 9% 10% 11% # ### 9% 10% 11% / Value 6.0 x $ 28.69 $ 25.84 $ 24.84 6.0 x $ 27.04 $ 25.98 $ 24.97 Terminal Multiple 7.0 29.77 28.59 27.47 Terminal Multiple 7.0 29.92 28.73 27.60 DCF 8.0 32.65 31.34 30.10 8.0 32.80 31.48 30.23 Source: WNR Management Model dated 01-Dec-2015 Note: Analysis as of 01-Jan-2016. Assumes discounting based on mid-year convention. Analysis excludes impact of planned sale of NTI logistics assets to WNRL in 2016E. NTI unit count based on 94.0 million fully diluted units outstanding as of 30-Sep-2015 as per company filings and WNR Management. Situation Overview

Situation Overview (Continued) WNR Counter Offer ($ in millions) ■ WNR Management proposes the following counter offer to NTI WNR / Counter Offer Price NTI 20-Day VWAP (as of 23-Oct) $ 24.02 Offer Price $ 28.34 Implied Premium 18.0 % Consideration Consideration ($ / unit) Purchase Cash $ 15.00 Equity1 13.34 Total Consideration $ 28.34 Equity Exchange Ratio 0.2986 x Purchase Price Build-Up Offer Price $ 28.34 (x) NTI Units Outstanding 92.8 Implied Equity Consideration2 $ 2,631 Multiples Plus: 2015 YE Debt 356 Less: 2015 YE Cash & Cash Equivalents (100) Implied Enterprise Value $ 2,888 Trading EV / EBITDA LP Yield WNR MLP WNR MLP Implied Acquisition Multiples Counter Offer Peers3 Counter Offer Peers3 2015E 4.6 x 5.8 x N/A 13.1 % Implied 2016E 8.2 6.5 13.5% 10.4 2017E 7.7 6.9 10.3 9.5 Source: Bloomberg as of 01-Dec-2015, WNR Management Model dated 01-Dec-2015 1 Based on WNR undisturbed 20-day VWAP of $44.68 as of 23-Oct-2015, the market close before WNR’s initial offer. 2 Based on 92.8 million NTI basic units outstanding as per company filings and WNR Management. 3 Refining MLP Peers include ALDW and CVRR. Situation Overview

Situation Overview (Continued)

Offer Comparison Detail

($ in millions, except per unit/share data)

	WNR Initial Offer	NTI Counter Offer	WNR Counter Offer
Premium to Undisturbed 20-Day VWAP	15.0 %	24.0 %	18.0 %
Premium to Undisturbed Unit Price	14.0 %	22.9 %	17.0 %
Equity Purchase Price	$ 1,580	$ 1,704	$ 1,621
Equity Purchase Price Per Unit	$ 27.62	$ 29.79	$ 28.34
Equity Exchange Ratio	0.2266 x	0.2750 x	0.2986 x
Cash Per Unit	$ 17.50	$ 17.50	$ 15.00
Pro Forma NTI Ownership	12.2 %	14.4 %	15.4 %
2015E WNR Earnings Per Share[1]	26 %	23 %	22 %
2016E WNR Earnings Per Share[1]	5	3	3
2017E WNR Earnings Per Share[1]	13	10	10
Cash Consideration / NTI Unit	$ 17.50	$ 17.50	$ 15.00
Equity Consideration / NTI Unit	$ 10.12	$ 12.29	$ 13.34
Equity Exchange Ratio	0.2266 x	0.2750 x	0.2986 x
WNR Shares Issued	13.0	15.7	17.1
% of Market Capitalization Issued	13.8 %	16.8 %	18.2 %
Deconsolidated Credit Metrics			
2016E YE Total Debt / 2016E EBITDA	1.8 x	1.8 x	1.6 x

Source: WNR Management Model dated 01-Dec-2015, Bloomberg as of 01-Dec-2015

Note: Assumes transaction effective 01-Jan-2016, 37% marginal tax rate, and current public ownership in NTI of 62% as per WNR Management. Pro Forma NTI Ownership reflects the current public unitholders equity interest in the pro forma WNR structure. EBITDA per credit metrics defined as adjusted EBITDA plus gross distributions from WNRL per WNR Management.

[1] Earnings per share definition per WNR Management. Defined as EBITDA less book depreciation less interest expense plus interest income less provision for taxes multiplied by WNR's ownership. Assumes pre-tax annual synergies of $10mm per WNR Management. 2015 figures based on WNR Management provided financials and assume transaction effective 01-Jan-2015.

Situation Overview

10

Situation Analysis Pro Forma Capitalization ($ in millions, except per unit/share data) Sources Uses Uses WNR Cash $ 498 Purchased Equity $ 1,621 & WNR Term Loan B Increment 200 Advisory Fees 10 to 364-Day Term Loan B 180 Financing Fees 10 Net WNR Equity 763 Sources Total Sources $ 1,641 Total Uses $ 1,641 Standalone Pro Forma As of 30-Sept-2015 As of 30-Sept-2015 WNR WNR WNR WNR Cons. Decon. Adj. Cons. Decon. Cash & Cash Equivalents $ 710 $ 524 $(398) $ 311 $ 125 Restricted Cash 12 12 0 12 12 Total Cash $ 722 $ 536 $(398) $ 324 $ 138 WNR ABL Revolver ($900mm commitment) $ 0 $ 0 $ 0 $ 0 0 NTI Revolver ($500mm commitment) 0 0 0 0 0 New 364-day Term Loan 0 0 180 180 180 New WNR TLB 540 540 200 740 740 NTI Senior Sec. Notes due 2020 350 0 0 350 0 Total Secured Debt $ 890 $ 540 $ 380 $ 1,270 $ 920 WNR Senior Notes due 2021 350 350 0 350 350 Capitalization WNRL Senior Notes due 2023 300 0 0 300 0 Total Debt $ 1,540 $ 890 $ 380 $ 1,920 $ 1,270 Shareholder’s Equity 2,879 1,173 763 3,642 1,936 Total Capitalization $ 4,419 $ 2,063 $ 1,143 $ 5,563 $ 3,207 Forma LTM Credit Statistics LTM Adj. EBITDA1 $ 1,408 $ 970 $ 1,405 $ 1,185 Pro Secured Debt / LTM Adj. EBITDA 0.6 x 0.6 x 0.9 x 0.8 x Net Debt / LTM Adj. EBITDA 0.6 x 0.4 x 1.1 x 1.0 x Total Debt / LTM Adj. EBITDA 1.1 x 0.9 x 1.4 x 1.1 x 2016E Credit Statistics 2016E Adj. EBITDA2 $ 1,071 $ 707 $ 1,068 $ 828 Secured Debt / 2016E Adj. EBITDA 0.8 x 0.8 x 1.2 x 1.1 x Net Debt / 2016E Adj. EBITDA 0.8 x 0.5 x 1.5 x 1.4 x Total Debt / 2016E Adj. EBITDA 1.1 x 0.9 x 1.4 x 1.1 x Source: WNR Management Model dated 01-Dec-2015 Note: Pro forma debt figures treat NTI as an unrestricted subsidiary of WNR. Pro forma EBITDA is equal to adjusted WNR asset EBITDA plus WNRL LP gross distributions multiplied by WNR ownership and 100% of NTI LP gross distributions. 1 WNR standalone LTM Adj. EBITDA of $952mm is comprised of $793mm of WNR asset EBITDA and includes $134mm and $43mm of cash distributions received from NTI and WNRL, respectively less $18mm for the TexNew Mex drop down. Pro forma WNR standalone EBITDA assumes an additional $215mm of cash distributions are to be received by WNR upon the acquisition of NTI’s remaining publicly traded LP units. 2 Defined as WNR EBITDA plus gross distributions from NTI and WNRL. Situation Overview

Situation Overview ■WNR Management believes the counter offer of $15.00 and 0.2986x exchange ratio (implied equity value of $28.34) to NTI is fair and will be viewed positively by NTI unitholders —The offer is a premium to NTI’s: –52 week high undisturbed price of $27.77: 2% –20 day undisturbed VWAP of $24.02: 18% –December 1st closing price of $27.32: 4% —Since the initial offer the market has favorably viewed the proposal Situation Overview October 23rd December 1st % Change NTI $24.23 $27.32 12% WNR $42.26 $46.30 10% —Value has transferred from WNR to NTI ■No major shareholders have contacted WNR / NTI management indicating concern about the proposal ■NTI unitholders will own 15.4% of WNR pro forma for the transaction providing significant additional value Source: Bloomberg, WNR Management Model dated 01-Dec-2015

II. Historical NTI Equity Performance

WNR and NTI Trading Price Over Time Since NTI IPO (July 26, 2012) At October 23 At December 1 Since Since Performance (%) YTD 1Y 2Y NTI IPO YTD 1Y 2Y NTI IPO NTI 9% (2)% 4% 73% 23% 19% 8% 95 % WNR 12 1 29 113 23 15 24 134 Source: Company filings, Bloomberg as of 01-Dec-2015 Historical NTI Equity Performance

NTI Unit Price History 2015 YTD At Oct. 23 At Dec. 1 % of % of NTI Price Current Price Current Current $ 24.23 100% $ 27.32 100% 1 Mo. Avg. 24.29 100% 27.27 100% 3 Mo. Avg. 24.99 103% 25.53 93% 6 Mo. Avg. 24.96 103% 25.35 93 % YTD Avg. 24.39 101% 24.70 90% 52 Wk High 27.77 115% 28.90 106% 52 Wk Low 20.09 83% 20.09 74% 20-Day VWAP 24.02 99% 27.43 100% 50 Day VWAP 24.78 102% 26.05 95 % Source: Company filings, Bloomberg as of 01-Dec-2015 Note: VWAP based on number of trading days and not calendar days in given period. Historical NTI Equity Performance

Overview of Current Refiner Trading Multiples EV / 2016E EBITDA Median: 6.4 x Median: 6.1 x Median: 6.2 x Median: 6.5 x 8.9 x 7.8 x 7.7 x 6.9 x 6.7 x 7.1 x 6.6 x 7.0 x 7.2 x 6.2 x 5.9 x 5.2 x 6.2 x 5.7 x 4.9 x WNR WNR DK CVI HFC ALJ TSO VLO PSX MPC PBF NTI NTI ALDW CVRR Mgmt. Mgmt. Mgmt. Mgmt. Undist. Undist. EV / 2017E EBITDA Median: 6.5 x Median: 6.0 x Median: 5.7 x Median: 6.9 x 9.3 x 6.5 x 6.3 x 6.9 x 6.2 x 7.0 x 6.8 x 6.8 x 6.4 x 7.2 x 6.7 x 5.5 x 5.1 x 5.7 x 4.5 x WNR WNR CVI DK HFC ALJ TSO VLO PSX MPC PBF NTI NTI CVRR ALDW Mgmt. Mgmt. Mgmt. Mgmt. Undist. Undist. MidCon Refining Peers Coastal Refining Peers Other Refining Peers Refining MLP Peers Source: WNR Management Model dated 01-Dec-2015, Company filings, IBES, Bloomberg as of 01-Dec-2015 Note: 2016E and 2017E EBITDA based on IBES figures for peers and based on WNR Management Model for WNR and NTI. Enterprise value figures reflect market capitalization of non-controlling interest. WNR and NTI EV calculated using 2015E YE debt, cash and share / unit counts per WNR Management. NTI EBITDA does not include impact from logistics drop down. Undisturbed WNR and NTI Management multiples as of 20-Oct-2015. Historical NTI Equity Performance

Selected Wall Street Research Estimates NTI | As of 02-Dec-2015 ($ in millions, except per unit data) Price EBITDA DPU Date Broker Rating Target 2016E 2017E 2016E 2017E 02-Dec-2015 Buy $ 30.00 $ 374 $ 399 N/A N/A 16-Nov-2015 M Research Hold 28.00 474 461 $ 3.70 $ 3.56 04-Nov-2015 Buy 34.00 508 551 4.15 4.80 04-Nov-2015 Hold 27.00 N/A N/A 3.06 N/A 04-Nov-2015 Hold 25.00 N/A N/A N/A N/A 03-Nov-2015 Buy 30.00 459 442 3.96 3.70 03-Nov-2015 en Hold 28.00 396 N/A N/A N/A 03-Nov-2015 Sell 25.00 439 434 3.19 3.11 Current Market Price (As of 01-Dec-2015) $ 27.32 Broker Median 28.00 $ 449 $ 442 $ 3.70 $ 3.63 IBES Median 28.00 425 421 3.28 3.34 Source: Wall Street research Note: IBES estimates include anonymous brokers not displayed in table. Historical NTI Equity Performance

Historical Exchange Ratio NTI / WNR Market Prices | Since NTI IPO (July 26, 2012) 1.10x 1.00x 0.90x o Rati 0.80x e ng cha 3Y Average: 0.68x Ex 0.70x 2Y Average: 0.61x 0.60x 0.59 x 0.50x 1Y Average: 0.57x 6M Average: 0.57x 3M Average: 0.58x 1M Average: 0.60x 0.40x Jul-2012 Feb-2013 Sep-2013 Mar-2014 Oct-2014 May-2015 Nov-2Dec-2015 NTI/WNR Source: Bloomberg as of 01-Dec-2015 Historical NTI Equity Performance

III. Financial Projections

Summary Standalone Projections Deconsolidated WNR (Includes Sale of Logistics to WNRL) ($ in millions, except per share data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Adjusted EBITDA Gross Profit $ 269 $ 277 $ 280 $ 276 $ 1,101 $ 1,087 $ 1,228 $ 1,200 $ 1,272 Less: Segment SG&A (10) (10) (10) (10) (42) (42) (42) (42) (42) Less: Corporate SG&A (20) (20) (20) (20) (79) (80) (81) (82) (83) Less: Segment Operating Expenses (102) (103) (104) (110) (420) (404) (420) (406) (414) Less: Turnaround Expense 0 0 0 0 0 (70) 0 (40) 0 Less: DD&A (Book) (27) (27) (27) (27) (108) (118) (128) (131) (141) Operating Income $ 109 $ 116 $ 118 $ 109 $ 453 $ 374 $ 558 $ 499 $ 592 Plus: DD&A (Book) 27 27 27 27 108 118 128 131 141 Plus: Turnaround Expense 0 0 0 0 0 70 0 40 0 Adj. EBITDA $ 136 $ 143 $ 145 $ 136 $ 561 $ 562 $ 686 $ 670 $ 733 Plus: LP Distributions from WNRL 14 14 15 16 60 67 75 81 83 Plus: GP Distributions from WNRL 1 1 3 5 11 23 35 47 50 Plus: LP Distributions from NTI 19 10 30 17 75 98 91 108 104 Adj. EBITDA Plus Distributions $ 171 $ 168 $ 194 $ 174 $ 707 $ 751 $ 885 $ 906 $ 971 Income Statement Operating Income $ 109 $ 116 $ 118 $ 109 $ 453 $ 374 $ 558 $ 499 $ 592 Less: Interest Expense (13) (13) (12) (12) (50) (50) (50) (49) (49) Plus: Interest Income 0 0 0 0 1 1 1 2 2 Plus: MPL DD&A 0 0 0 0 0 0 0 0 0 Pre Tax WNR Income $ 97 $ 104 $ 106 $ 96 $ 404 $ 326 $ 509 $ 452 $ 545 Less: Provision for Income Taxes¹ (36) (38) (39) (36) (149) (120) (188) (167) (202) WNR Net Income $ 61 $ 66 $ 67 $ 61 $ 254 $ 205 $ 321 $ 285 $ 343 Plus: WNRL Total Net Income 11 11 14 17 54 70 84 99 103 Plus: NTI Total Net Income 42 9 53 25 128 164 127 176 154 Consolidated Net Income $ 114 $ 86 $ 134 $ 102 $ 436 $ 439 $ 532 $ 559 $ 601 Less: Minority Interest (29) (9) (37) (22) (97) (128) (111) (149) (138) Net Income Attributable to WNR $ 85 $ 77 $ 96 $ 81 $ 338 $ 311 $ 421 $ 410 $ 463 Average Shares Outstanding 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 Earnings per Share $ 0.91 $ 0.82 $ 1.03 $ 0.86 $ 3.61 $ 3.32 $ 4.50 $ 4.38 $ 4.95 Balance Sheet Total Debt $ 888 $ 886 $ 885 $ 884 $ 884 $ 878 $ 873 $ 868 $ 863 Cash 689 714 731 739 739 752 920 1,335 1,537 Net Debt $ 198 $ 172 $ 154 $ 145 $ 145 $ 127 $(47) $(467) $(675) Shares Outstanding Beginning Shares 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 Less: Shares Repurchased 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Plus: Shares Issued 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Fully Diluted Shares Outstanding 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 Common Dividends / Share² $ 0.38 $ 0.38 $ 0.38 $ 0.42 $ 1.56 $ 1.72 $ 1.88 $ 2.04 $ 2.20 Source: WNR Management Model dated 01-Dec-2015 Note: Assumes TexNew Mex pipeline sold to WNRL in Q4 2015 for $175mm in proceeds per WNR Management. Assumes 93,683,528 YE 2015E basic shares outstanding. 1 Assumes 37% marginal tax rate per WNR Management. 2 Assumes $0.16/share increase per year per WNR Management. Financial Projections

Summary Standalone Projections NTI (Includes Sale of Logistics to WNRL) ($ in millions, except per unit data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Adjusted EBITDA Gross Profit $ 182 $ 165 $ 221 $ 179 $ 747 $ 804 $ 772 $ 824 $ 820 Less: Segment SG&A (18) (17) (17) (17) (69) (71) (72) (74) (75) Less: Corporate SG&A (7) (7) (6) (6) (25) (28) (28) (29) (29) Less: Operating Expenses (76) (81) (83) (76) (317) (322) (315) (335) (337) Less: NTI Logistics Cost 0 0 (5) (6) (12) (23) (24) (25) (26) Plus: Synergies 0 0 0 0 0 0 0 0 0 Plus: MPL Equity Income 4 4 4 0 12 0 0 0 0 Less: Turnaround Expense (1) (30) (12) (15) (57) (25) (53) (2) (30) EBITDA $ 84 $ 34 $ 103 $ 58 $ 280 $ 335 $ 279 $ 359 $ 324 Plus: Turnaround Expenses 1 30 12 15 57 25 53 2 30 Plus: MPL Depreciation 1 1 1 0 2 0 0 0 0 Plus: Stock Based Compensation 4 3 3 3 14 17 17 17 17 Adj. EBITDA $ 90 $ 69 $ 119 $ 77 $ 354 $ 377 $ 349 $ 379 $ 370 Distributable Cash Flow Adj. EBITDA $ 90 $ 69 $ 119 $ 77 $ 354 $ 377 $ 349 $ 379 $ 370 Less: Turnaround Expense Reserve (7) (8) (7) (8) (30) (30) (30) (30) (30) Less: MPL Cash Reconciliation (4) (5) (5) 0 (13) 0 0 0 0 Less: Interest Expense (8) (8) (8) (8) (30) (30) (30) (30) (30) Plus: Interest Income 0 0 0 0 0 1 1 1 1 Less: Cash Taxes (1) (2) (3) (2) (7) (8) (8) (9) (9) Less: Refining / Retail / Logistics / Corporate Capex (Maintenace / Regulatory) (13) (15) (11) (9) (48) (21) (21) (21) (21) Less: Organic Growth Project Capex Reserve (8) (7) (8) (7) (30) (30) (19) 0 0 Distributable Cash Flow $ 49 $ 25 $ 78 $ 43 $ 196 $ 258 $ 241 $ 289 $ 281 Distributions LP DPU $ 0.53 $ 0.27 $ 0.84 $ 0.46 $ 2.10 $ 2.75 $ 2.55 $ 3.03 $ 2.92 % Growth 31.0% (7.3)% 19.1% (3.6)% Balance Sheet Total Debt $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 Cash 103 64 264 416 416 435 431 459 459 Net Debt $ 253 $ 292 $ 92 $(60) $(60) $(79) $(75) $(102) $(103) Units Outstanding Beginning Units 92.8 93.5 93.5 93.5 92.8 93.5 94.1 94.8 95.4 Units Issued 0.7 0.0 0.0 0.0 0.7 0.7 0.7 0.7 0.7 Fully Diluted Units Outstanding 93.5 93.5 93.5 93.5 93.5 94.1 94.8 95.4 96.1 Source: WNR Management Model dated 01-Dec-2015 Note: Assumes 92,833,486 YE 2015E basic units outstanding as per WNR Management. Financial Projections

Summary Standalone Projections WNRL With Drop Downs (Includes Sale of Logistics to WNRL) ($ in millions, except per unit data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E EBITDA Gross Profit $ 82 $ 81 $ 89 $ 94 $ 346 $ 385 $ 411 $ 456 $ 466 Less: SG&A (6) (6) (6) (6) (24) (25) (25) (26) (26) Less: Operating Expenses (41) (41) (42) (41) (165) (165) (165) (165) (165) EBITDA $ 34 $ 34 $ 41 $ 47 $ 157 $ 196 $ 221 $ 265 $ 275 Cash Flow Statement EBITDA $ 34 $ 34 $ 41 $ 47 $ 157 $ 196 $ 221 $ 265 $ 275 Less: Interest Expense (6) (6) (7) (8) (27) (34) (34) (46) (48) Plus: Interest Income 0 0 0 0 0 0 0 0 0 Less: Capex (4) (4) (5) (5) (17) (18) (18) (20) (21) Distributable Cash Flow $ 24 $ 24 $ 30 $ 34 $ 112 $ 144 $ 169 $ 199 $ 207 LP Coverage Ratio 1.18 x 1.17 x 1.26 x 1.32 x 1.24 x 1.34 x 1.42 x 1.48 x 1.50 x Distributed Cash Flow $ 22 $ 22 $ 27 $ 31 $ 102 $ 131 $ 153 $ 181 $ 188 Excess Cash after Distributed Cash Flow $ 2 $ 2 $ 3 $ 3 $ 10 $ 13 $ 15 $ 18 $ 19 Acquisition Capex 0 0 (208) (162) (370) 0 0 (324) 0 Distributions LP DPU $ 0.43 $ 0.43 $ 0.47 $ 0.50 $ 1.83 $ 2.05 $ 2.27 $ 2.47 $ 2.54 % Growth 12.0% 10.6% 8.9% 2.7 % LP Distributions $ 21 $ 20 $ 24 $ 26 $ 91 $ 107 $ 119 $ 134 $ 137 GP Distributions $ 1 $ 1 $ 3 $ 5 $ 11 $ 23 $ 35 $ 47 $ 50 % Growth 105.0% 49.3% 35.1% 7.8 % Balance Sheet Total Debt $ 445 $ 445 $ 528 $ 611 $ 611 $ 611 $ 611 $ 827 $ 827 Cash 42 34 6 0 0 13 28 28 47 Net Debt $ 403 $ 411 $ 523 $ 611 $ 611 $ 598 $ 582 $ 798 $ 780 Units Outstanding Beginning Units 47.6 47.6 47.6 50.3 47.6 52.4 52.4 52.4 54.2 Units Issued 0.0 0.0 2.7 2.1 4.8 0.0 0.0 1.8 0.0 Fully Diluted Units Outstanding 47.6 47.6 50.3 52.4 52.4 52.4 52.4 54.2 54.2 Source: WNR Management Model dated 01-Dec-2015 Note: See appendix for drop down assumptions. Fully diluted units outstanding calculated as follows: 47,327,748 YE 2015E basic units outstanding plus 272,872 in restricted stock units per WNR Management. Assumes that no further dilutive securities (e.g. RSUs) are issued and that the number of dilutive securities remains constant throughout the projection period per WNR Management. Assumes dilutive securities receive LP distributions per WNR Management. Financial Projections

IV. NTI Standalone Valuation

Illustrative Discounted Cash Flow Analysis

NTI (Excludes Sale of Logistics to WNRL)

($ in millions)

Unlevered Free Cash Flows	2016E	2017E	2018E	2019E	2020E	Terminal Value
Gross Profit	$ 747	$ 804	$ 772	$ 824	$ 820	
Less: Operating Expenses	(317)	(322)	(315)	(335)	(337)	
Less: G&A	(94)	(99)	(100)	(103)	(104)	
Plus: MPL Equity Income	15	15	15	15	15	
Plus: MPL DD&A	3	3	3	3	3	
Less: Turnaround Expense	(57)	(25)	(53)	(2)	(30)	
EBITDA	$ 298	$ 376	$ 321	$ 402	$ 367	$ 417
Less: Cash Taxes	(7)	(8)	(8)	(9)	(9)	
Less: MPL Cash Reconciliation	(16)	(3)	(3)	(3)	(3)	
Less: Changes in Working Capital	0	0	0	0	0	
Less: Refining / Retail / Logistics	(48)	(23)	(23)	(23)	(23)	
Less: Corporate Capex	(1)	(1)	(1)	(1)	(1)	
Less: Organic Growth Project Capex	(56)	(16)	0	0	0	
Unlevered Free Cash Flow	$ 169	$ 326	$ 286	$ 367	$ 331	

Sensitivity Analysis

Implied Unit Price

Terminal Multiple	Illustrative NTI WACC 9 %	10 %	11 %
6.0 x	$ 27.04	$ 25.98	$ 24.97
7.0	29.92	28.73	27.60
8.0	32.80	31.48	30.23

Source: WNR Management Model dated 01-Dec-2015

Note: Analysis as of 01-Jan-2016. Assumes discounting based on mid-year convention. Unlevered Free Cash Flow Terminal Value based on LTM terminal multiple method and assumes average of 2013A-2015E EBITDA per WNR Management and range of multiples. Analysis excludes impact of planned sale of NTI logistics assets to WNRL in 2016E. NTI unit count based on 94.0 million fully diluted units outstanding as of 30-Sep-2015 as per company filings and WNR Management.

NTI Standalone Valuation

24

Illustrative Present Value of Future Unit Price NTI (Excludes Sale of Logistics to WNRL) | Includes Cumulative Distributions Future Unit Price Value Present Value of Future Unit Price $ 48.00 $ 48.00 $ 44.79 $ 44.00 $ 42.43 $ 44.00 $ 40.00 $ 39.27 $ 40.00 $ 36.73 $ 35.33 $ 36.00 $ 34.59 $ 36.00 $ 33.41 $ 32.66 NTI NTI $ 31.35 $ 32.00 $ 32.00 $ 30.20 Undisturbed $ 29.71 Undisturbed $ 29.92 23-Oct-2015 $ 28.21 23-Oct-2015 $ 28.30 $ 28.00 $ 26.23 $ 28.00 $ 27.18 $ 24.23 $ 24.49 $ 24.23 $ 25.52 $ 24.21 $ 26.28 $ 24.34 $ 24.00 $ 24.00 $ 22.17 $ 21.52 $ 23.69 $ 20.00 $ 20.00 $ 16.00 $ 16.00 Current 2016E 2017E 2018E 2019E Current 2016E 2017E 2018E 2019E Forward LP DPU Yield: Undisturbed Unit Price Low: 14.0 % Mid: 12.0 % High: 10.0% 2019E NTI Discounted Unit Price Forward NTI LP Yield $ 26.28 10.0% 11.0% 12.0% 13.0% 14.0 % Equity 12.0% $ 29.15 $ 27.24 $ 25.64 $ 24.29 $ 23.14 of 11.0 29.92 27.94 26.28 24.88 23.69 Cost 10.0 30.72 28.67 26.95 25.50 24.26 Source: WNR Management Model dated 01-Dec-2015 Note: Analysis as of 01-Jan-2016. Present value of future unit price discounted at 11% cost of equity. Distributions discounted utilizing mid-year discounting convention while future unit price discounted using year end discounting convention. Analysis excludes impact of planned sale of NTI logistics assets to WNRL in 2016E. NTI Standalone Valuation

V. WNR Acquisition of Public Equity Interest in NTI

Overview of WNR Acquisition of Public Equity Interest in NTI Transaction Overview Assumptions ■WNR acquires public’s equity interest in NTI for a combination of cash and WNR equity —Assumes transaction effective January 1, 20161 —Merger must be approved by holders of a majority of NTI units (including units held by WNR) —Eliminates a public vehicle within WNR family and consolidates refining assets within a single public entity ■Post transaction, NTI logistics assets sold to WNRL2 Status Quo and Proposed Transaction Structure Pro Forma Structure WNR Retail WNRL Logistics Logistics Public WNR Public Gallup & El Paso Retail NTI WNRL St. Paul Logistics Retail Logistics Public WNR Gallup & El Paso NTI St. Paul Retail Logistics Source: WNR Management 1 Assumed date for illustrative modeling purposes only. 2 Subject to negotiations between WNR and WNRL Conflicts Committee. WNR Acquisition of Public Equity Interest in NTI

Analysis at Various Premiums

NTI

($ in millions)

% Premium to Undisturbed 20-Day VWAP	0 %	10 %	WNR Offer 15 %	WNR Counter 18 %	20 %	NTI Counter 24 %
Implied NTI Price	$ 24.02	$ 26.42	$ 27.62	$ 28.34	$ 28.82	$ 29.79
Fully Diluted 2015 YE Units Out. (mm)	92.8	92.8	92.8	92.8	92.8	92.8
Equity Value	$ 2,230	$ 2,453	$ 2,564	$ 2,631	$ 2,676	$ 2,765
(+) 2015 YE Total Debt	356	356	356	356	356	356
(-) 2015 YE Cash and Equivalents	(100)	(100)	(100)	(100)	(100)	(100)
Enterprise Value[5]	**$ 2,486**	**$ 2,709**	**$ 2,821**	**$ 2,888**	**$ 2,932**	**$ 3,022**

At October 23	NTI Unit Closing Price Averages Arithmetic	VWAP
Current	$ 24.23	$ 24.23
1-Week	24.28	24.26
2-Week	24.55	24.50
20-Day	24.29	24.02

EV / EBITDA	Metric	0 %	10 %	15 %	18 %	20 %	24 %	WNR[5]	MidCon[1] Median	Coastal[2] Median	Other[3] Median	MLP[4] Median
Historical												
2012-2014A Avg.	$ 513	4.8 x	5.3 x	5.5 x	5.6 x	5.7 x	5.9 x	7.2 x	5.9 x	8.4 x	7.0 x	5.3 x
Management												
2016E	$ 369	6.7 x	7.3 x	7.6 x	7.8 x	7.9 x	8.2 x	6.9 x	6.4 x	6.1 x	6.2 x	6.5 x
2017E	418	5.9	6.5	6.7	6.9	7.0	7.2	6.5	6.5	6.0	5.7	6.9

Source: Company filings, WNR Management Model dated 01-Dec-2015, IBES, Wall Street research, Bloomberg as of 01-Dec-2015

Note: Peer enterprise value figures reflect market capitalization of non-controlling interest. NTI management EBITDA does not include impact from logistics drop down. VWAPs based on trading days.

[1] MidCon Refining Peers include ALJ, CVI, DK and HFC.

[2] Coastal Refining Peers include TSO and VLO.

[3] Other Refining Peers include PBF, PSX and MPC.

[4] Refining MLP Peers include ALDW and CVRR.

[5] NTI and WNR enterprise value shown based on 2015E YE financials per WNR Management.

WNR Acquisition of Public Equity Interest in NTI

28

Summary Offer Comparison

($ in millions)

Purchase Price / Consideration

A — Initial Offer
$17.50 Cash | .2266 Exch. Ratio

- Purchase price: $27.62
  - 15.0% premium to NTI 20-day[1] VWAP

Consideration Paid to NTI	
20-Day VWAP (as of 23-Oct)	$ 24.02
Implied Premium	15.0 %
Offer Price	$ 27.62
WNR Equity Consideration	$ 10.12
Cash Consideration	17.50
Total Consideration	$ 27.62

B — NTI Counter Offer
$17.50 Cash | .2750 Exch. Ratio

- Purchase price: $29.79
  - 24.0% premium to NTI 20-day[1] VWAP

Consideration Paid to NTI	
20-Day VWAP (as of 23-Oct)	$ 24.02
Implied Premium	24.0 %
Offer Price	$ 29.79
WNR Equity Consideration	$ 12.29
Cash Consideration	17.50
Total Consideration	$ 29.79

C — WNR Counter Offer
$15.00 Cash | .2986 Exch. Ratio

- Purchase price: $28.34
  - 18.0% premium to NTI 20-day[1] VWAP

Consideration Paid to NTI	
20-Day VWAP (as of 23-Oct)	$ 24.02
Implied Premium	18.0 %
Offer Price	$ 28.34
WNR Equity Consideration	$ 13.34
Cash Consideration	15.00
Total Consideration	$ 28.34

Sources & Uses of Funds[2]

A — Initial Offer

Sources	$mm
Equity Issued to NTI Public Unitholders	$ 579
Assumption of NTI Gross Debt	356
Acquisition Debt	525
Public Units Issued	0
WNR Cash Used	500
Total Sources	$ 1,961

Uses	
Purchased Equity	$ 1,580
Assumption of NTI Gross Debt	356
Advisory Fees	10
Financing Fees	10
Excess Cash	4
Total Uses	$ 1,961

B — NTI Counter Offer

Sources	$mm
Equity Issued to NTI Public Unitholders	$ 703
Assumption of NTI Gross Debt	356
Acquisition Debt	525
Public Units Issued	0
WNR Cash Used	500
Total Sources	$ 2,084

Uses	
Purchased Equity	$ 1,704
Assumption of NTI Gross Debt	356
Advisory Fees	10
Financing Fees	10
Excess Cash	4
Total Uses	$ 2,084

C — WNR Counter Offer

Sources	$mm
Equity Issued to NTI Public Unitholders	$ 763
Assumption of NTI Gross Debt	356
Acquisition Debt	380
Public Units Issued	0
WNR Cash Used	500
Total Sources	$ 2,000

Uses	
Purchased Equity	$ 1,621
Assumption of NTI Gross Debt	356
Advisory Fees	10
Financing Fees	10
Excess Cash	2
Total Uses	$ 2,000

Source: Bloomberg as of 01-Dec-2015, WNR Management Model dated 01-Dec-2015

[1] Based on trading days.

[2] The cash / acquisition debt component of the offer can be fully funded with a combination of cash-on-hand, capital markets or a bridge loan.

WNR Acquisition of Public Equity Interest in NTI 29

Summary Valuation Comparison Pro Forma WNR Discounted Sum-of-the-Parts | Includes Cumulative Dividends A $ 80 $ 70 $ 68.90 $ 67.90 Offer $ 65.31 $ 67.22 PVFSP $ 60 $ 61.36 $ 61.20 $ 61.04 Initial $ 57.50 $ 54.85 WNR $ 53.82 $ 54.50 $ 50 $ 46.30 WNR $ 49.70 $ 40 Current 2016E 2017E 2018E 2019E B $ 80 Offer $ 70 $ 67.25 $ 66.31 PVFSP $ 63.70 $ 65.66 $ 60 $ 59.63 $ 59.90 $ 59.78 WNR $ 56.09 $ 53.61 Counter $ 50 $ 46.30 $ 52.56 $ 53.25 NTI $ 48.48 $ 40 Current 2016E 2017E 2018E 2019E C $ 80 Offer $ 70 $ 67.46 $ 66.41 $ 64.08 $ 65.67 $ 60 $ 59.72 $ 60.20 $ 59.96 Counter NR PVFSP $ 56.56 $ 53.77 W $ 50 $ 46.30 $ 52.94 $ 53.51 $ 49.05 WNR $ 40 Current 2016E 2017E 2018E 2019E Current Share Price 5.0x EBITDA Multiple 6.0x EBITDA Multiple 7.0x EBITDA Multiple Source: WNR Management Model dated 01-Dec-2015 Note: Pro forma WNR discounting assumes illustrative 14.0% cost of equity. Distributions / dividends discounted utilizing mid-year discounting convention while future share / unit price discounted using year end discounting convention. WNR Acquisition of Public Equity Interest in NTI

Summary Valuation Comparison Pro Forma Value Accretion to NTI Unitholders $ / NTI Unit | Include Cumulative Dividends / Distributions A Offer $ 30.53 $ 31.40 $ 31.37 $ 31.33 $ 25.52 $ 24.34 $ 27.18 $ 26.28 Initial $ 13.03 $ 13.90 $ 13.87 $ 13.83 $ 17.50 $ 17.50 $ 17.50 $ 17.50 WNR 2016E 2017E 2018E 2019E B Offer $ 32.92 $ 33.97 $ 33.94 $ 33.90 $ 25.52 $ 24.34 $ 27.18 $ 26.28 Counter $ 15.42 $ 16.47 $ 16.44 $ 16.40 $ 17.50 $ 17.50 $ 17.50 $ 17.50 NTI 2016E 2017E 2018E 2019E C Offer $ 31.89 $ 32.98 $ 32.90 $ 32.83 $ 25.52 $ 24.34 $ 27.18 $ 26.28 Counter $ 16.89 $ 17.98 $ 17.90 $ 17.83 $ 15.00 $ 15.00 $ 15.00 $ 15.00 WNR 2016E 2017E 2018E 2019E NTI Standalone1 Equity Consideration Cash Consideration Source: WNR Management Model dated 01-Dec-2015 Note: Standalone NTI unit price based on forward adjusted DPU capitalized at a 12.0% illustrative forward yield. Pro forma WNR discounting assumes illustrative 14.0% cost of equity. Distributions / dividends discounted utilizing mid-year discounting convention while future share / unit price discounted using year end discounting convention. 1 NTI discounting assumes illustrative 11.0% cost of equity and excludes logistics drop downs. WNR Acquisition of Public Equity Interest in NTI

Illustrative EPS Accretion / Dilution Analysis

Acquisition of Public Equity Interest in NTI

($ in millions, except per unit/share data)

	WNR Initial Offer	NTI Counter Offer	WNR Counter Offer
Premium to Undisturbed 20-Day VWAP	**15.0 %**	**24.0 %**	**18.0 %**
Premium to Undisturbed Unit Price	**14.0 %**	**22.9 %**	**17.0 %**
Equity Purchase Price	**$ 1,580**	**$ 1,704**	**$ 1,621**
Equity Purchase Price Per Share	**$ 27.62**	**$ 29.79**	**$ 28.34**
Equity Exchange Ratio	**0.2266 x**	**0.2750 x**	**0.2986 x**
Cash Per Share	**$ 17.50**	**$ 17.50**	**$ 15.00**
Pro Forma NTI Ownership	12.2 %	14.4 %	15.4 %
2015E Earnings Per Share[1]	26 %	23 %	22 %
2016E Earnings Per Share[1]	5	3	3
2017E Earnings Per Share[1]	13	10	10
Cash Consideration / NTI Unit	$ 17.50	$ 17.50	$ 15.00
Equity Consideration / NTI Unit	$ 10.12	$ 12.29	$ 13.34
Equity Exchange Ratio	0.2266 x	0.2750 x	0.2986 x
WNR Shares Issued	13.0	15.7	17.1
% of Market Capitalization Issued	13.8 %	16.8 %	18.2 %

Source: WNR Management Model dated 01-Dec-2015, Bloomberg as of 01-Dec-2015

Note: Assumes transaction effective 01-Jan-2016, 37% marginal tax rate, and current public ownership in NTI of 62% as per WNR Management. Pro Forma NTI Ownership reflects the current public unitholders equity interest in the pro forma WNR structure. EBITDA per credit metrics defined as adjusted EBITDA plus gross distributions from WNRL per WNR Management.

[1] Earnings per share definition per WNR Management. Defined as EBITDA less book depreciation less interest expense plus interest income less provision for taxes multiplied by WNR's ownership. Assumes pre-tax annual synergies of $10mm per WNR Management.

WNR Acquisition of Public Equity Interest in NTI

32

Implied Offer Price / NTI Pro Forma Value

Acquisition of Public Equity Interest in NTI

($ / NTI Unit)

	2016E Initial Offer	2016E NTI Counter Offer	2016E WNR Counter Offer	2017E Initial Offer	2017E NTI Counter Offer	2017E WNR Counter Offer
Illustrative Exchange Ratio	0.2266 x	0.2750 x	0.2986 x	0.2266 x	0.2750 x	0.2986 x
Pro Forma NTI Ownership	12.2 %	14.4 %	15.4 %	12.2 %	14.4 %	15.4 %

Implied Value of Total Consideration

$ Cash / Unit	2016E Initial Offer	2016E NTI Counter Offer	2016E WNR Counter Offer	2017E Initial Offer	2017E NTI Counter Offer	2017E WNR Counter Offer
$ 15.00	$ 28.30	$ 30.74	$ 31.89	$ 29.14	$ 31.75	$ 32.98
$ 16.00	29.19	31.61	32.75	30.04	32.64	33.86
$ 17.00	30.08	32.49	33.62	30.95	33.53	34.74
$ 17.50	30.53	32.92	34.05	31.40	33.97	35.18
$ 18.00	30.98	33.36	34.48	31.86	34.42	35.63
$ 19.00	31.87	34.23	35.35	32.77	35.31	36.51
$ 20.00	32.76	35.11	36.21	33.67	36.20	37.39

Implied Offer Price

$ Cash / Unit	Based on Undis. WNR 20-Day VWAP		
$ 15.00	$ 25.12	$ 27.29	$ 28.34
$ 16.00	26.12	28.29	29.34
$ 17.00	27.12	29.29	30.34
$ 17.50	27.62	29.79	30.84
$ 18.00	28.12	30.29	31.34
$ 19.00	29.12	31.29	32.34
$ 20.00	30.12	32.29	33.34

Source: WNR Management Model dated 01-Dec-2015, Bloomberg as of 01-Dec-2015
Note: Assumes transaction effective 01-Jan-2016. Note: Pro Forma NTI Ownership reflects the current public unitholders equity interest in the pro forma WNR structure. Pro forma WNR discounting assumes illustrative 14.0% cost of equity. Distributions / dividends discounted utilizing mid-year discounting convention while future share / unit price discounted using year end discounting convention.

WNR Acquisition of Public Equity Interest in NTI 33

A. WNR Initial Offer

A Illustrative Sources and Uses and Ownership

WNR Initial Offer | $17.50 Cash / Unit | 0.2266x Exchange Ratio
($ in millions, except per unit/share data)

Sources	$mm
Equity Issued to NTI Public Unitholders	$ 579
Assumption of NTI Gross Debt	356
Acquisition Debt	525
Public Units Issued	0
WNR Cash Used	500
Total Sources	$ 1,961

Uses	
Purchased Equity	$ 1,580
Assumption of NTI Gross Debt	356
Advisory Fees	10
Financing Fees	10
Excess Cash	4
Total Uses	$ 1,961

Key Assumptions

- Assumes Transaction effective January 1, 2016
- Consideration consisting of cash and WNR shares
  - Use of $500 million excess cash on WNR balance sheet
  - New transaction debt to fill remaining financing need
    - $200mm WNR TLB (4.25% coupon)
    - $325 high yield notes (7.0% coupon)
- NTI notes remain outstanding
- $10 million of annual synergies per WNR Management[2]

As of 01-Jan-2016 PF Capitalization	WNR Decon.	Acquisition Adj.	WNR Pro Forma
Cash & Cash Equivalents	$ 667	$(396)	$ 271
Total Debt	889	881	1,771
Net Debt	$ 222	$ 1,278	$ 1,500
Deconsolidated Metrics[1]			
2016E EBITDA	$ 707	$ 276	$ 983
2017E EBITDA	751	289	1,040
Debt / 2016E EBITDA	1.3 x		1.8 x
Net Debt / 2016E EBITDA	0.3		1.5
Consolidated Metrics			
2016E EBITDA	$ 1,071	$(3)	$ 1,068
2017E EBITDA	1,135	10	1,145
Debt / 2016E EBITDA	0.8 x		1.7 x
Net Debt / 2016E EBITDA	0.2		1.4
Ownership			
WNR Ownership in NTI	38 %		100 %
Public Ownership in NTI	62		0

Consideration Paid to NTI	
20-Day VWAP (as of 23-Oct)	$ 24.02
Implied Premium	15.0 %
Offer Price	$ 27.62
WNR Equity Consideration	$ 10.12
Cash Consideration	17.50
Total Consideration	$ 27.62

Source: WNR Management Model dated 01-Dec-2015, Bloomberg as of 01-Dec-2015
[1] WNR standalone EBITDA adjusted to include gross distributions from NTI and WNRL. PF WNR includes WNRL gross distributions.
[2] Synergy projections per WNR Management.

WNR Acquisition of Public Equity Interest in NTI

35

A Summary Pro Forma WNR Projections WNR Initial Offer | $17.50 Cash / Unit | 0.2266x Exchange Ratio ($ in millions, except per share data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Adjusted EBITDA Gross Profit $ 451 $ 442 $ 500 $ 455 $ 1,848 $ 1,891 $ 2,000 $ 2,024 $ 2,092 Less: Segment SG&A (28) (27) (27) (28) (110) (113) (114) (116) (117) Less: Corporate SG&A (27) (26) (25) (26) (104) (108) (109) (111) (112) Less: Segment Operating Expenses (179) (185) (192) (193) (748) (749) (759) (765) (777) Less: Turnaround Expense (1) (30) (12) (15) (57) (95) (53) (42) (30) Less: DD&A (Book) (38) (40) (39) (38) (155) (163) (175) (182) (190) Operating Income $ 185 $ 140 $ 212 $ 158 $ 696 $ 674 $ 799 $ 817 $ 877 Plus: DD&A (Book) 38 40 39 38 155 163 175 182 190 Plus: Turnaround Expense 1 30 12 15 57 95 53 42 30 Plus: Stock Based Compensation 4 3 3 3 14 17 17 17 17 Plus / Less: MPL Cash Reconciliation (3) (4) (4) 0 (11) 0 0 0 0 Adj. EBITDA $ 225 $ 210 $ 262 $ 215 $ 912 $ 949 $ 1,045 $ 1,059 $ 1,114 Plus: LP Distributions from WNRL 14 14 15 16 60 67 75 81 83 Plus: GP Distributions from WNRL 1 1 3 5 11 23 35 47 50 Adj. EBITDA Plus Distributions $ 240 $ 226 $ 281 $ 236 $ 983 $ 1,040 $ 1,154 $ 1,187 $ 1,247 Income Statement Operating Income $ 185 $ 140 $ 212 $ 158 $ 696 $ 674 $ 799 $ 817 $ 877 Less: Interest Expense (28) (28) (28) (28) (111) (111) (111) (110) (110) Plus: Interest Income 0 0 0 0 1 1 2 3 3 Plus: MPL DD&A 1 1 1 0 2 0 0 0 0 Pre Tax WNR Income $ 158 $ 113 $ 185 $ 131 $ 587 $ 564 $ 690 $ 709 $ 770 Less: Provision for Income Taxes¹ (59) (42) (68) (48) (217) (209) (255) (263) (285) WNR Net Income $ 100 $ 71 $ 117 $ 82 $ 370 $ 355 $ 435 $ 447 $ 485 Plus: WNRL Total Net Income 11 11 14 17 54 70 84 99 103 Consolidated Net Income $ 111 $ 83 $ 131 $ 99 $ 424 $ 426 $ 519 $ 546 $ 588 Less: Minority Interest (4) (3) (5) (6) (18) (26) (31) (39) (41) Net Income Attributable to WNR $ 108 $ 79 $ 126 $ 93 $ 405 $ 400 $ 488 $ 507 $ 547 Average Shares Outstanding 106.6 106.6 106.6 106.6 106.6 106.6 106.6 106.6 106.6 Earnings per Share $ 1.01 $ 0.74 $ 1.18 $ 0.87 $ 3.80 $ 3.75 $ 4.57 $ 4.75 $ 5.13 Balance Sheet Total Debt $ 1,769 $ 1,767 $ 1,765 $ 1,763 $ 1,763 $ 1,756 $ 1,749 $ 1,742 $ 1,734 Cash 318 322 577 762 762 975 1,296 1,888 2,227 Net Debt $ 1,451 $ 1,445 $ 1,188 $ 1,001 $ 1,001 $ 781 $ 452 $(147) $(492) Shares Outstanding Beginning Shares 93.7 106.6 106.6 106.6 93.7 106.6 106.6 106.6 106.6 Less: Shares Repurchased 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Plus: Shares Issued 13.0 0.0 0.0 0.0 13.0 0.0 0.0 0.0 0.0 Fully Diluted Shares Outstanding 106.6 106.6 106.6 106.6 106.6 106.6 106.6 106.6 106.6 Common Dividends / Share² $ 0.38 $ 0.38 $ 0.38 $ 0.42 $ 1.56 $ 1.72 $ 1.88 $ 2.04 $ 2.20 Source: WNR Management Model dated 01-Dec-2015 Note: Assumes $10mm in pretax annual synergies per WNR Management. 1 Assumes marginal tax rate of 37% per WNR Management. 2 Assumes $0.16/share increase per year per WNR Management. WNR Acquisition of Public Equity Interest in NTI

A Illustrative Pro Forma WNR Sum-of-the-Parts Analysis WNR Initial Offer | $17.50 Cash / Unit | 0.2266x Exchange Ratio ($ in millions, except per unit/share data) Sum-of-the-Parts Value Detail YE 2016 YE 2017 YE 2018 YE 2019 Metric / EV Metric / EV Metric / EV Metric / EV Operating Assets Forward EBITDA 6.0 x $ 949 $ 5,695 $ 1,045 $ 6,269 $ 1,059 $ 6,354 $ 1,114 $ 6,682 WNRL LP 5.0 % Forward Yield $ 41—$ 45—$ 49—$ 51 ą 32.8 1,348 32.8 1,491 32.8 1,624 32.8 1,668 WNRL GP Forward IDR 3.0% $ 23 772 $ 35 1,152 $ 47 1,557 $ 50 1,678 Implied EV $ 7,814 $ 8,912 $ 9,534 $ 10,027 Net Debt 1,001 781 452 (147) Equity Value $ 6,813 $ 8,131 $ 9,082 $ 10,174 Cumulative Dividends 166 350 550 768 Shares 106.6 106.6 106.6 106.6 Implied $ / Share $ 65.45 $ 79.52 $ 90.32 $ 102.60 WNR Common Div. / Sh. $ 1.56 $ 1.72 $ 1.88 $ 2.04 % Change 10.3% 9.3% 8.5 % WNR Special Div. / Sh. $ 0.00 $ 0.00 $ 0.00 $ 0.00 WNRL LP DPU $ 1.83 $ 2.05 $ 2.27 $ 2.47 % Change 12.0% 10.6% 8.9 % Source: WNR Management Model dated 01-Dec-2015 Note: Implied share prices calculated at year-end and are based on forward cash flows. 1 Assumes illustrative WNRL LP forward yield of 5.0%. WNR Acquisition of Public Equity Interest in NTI

A Illustrative EPS Build Up WNR Initial Offer | $17.50 Cash / Unit | 0.2266x Exchange Ratio ($ in millions, except per unit/share data) Standalone 2016E 2017E WNR NTI WNRL Total WNR NTI WNRL Total EBITDA $ 561 $ 280 $ 157 $ 997 $ 492 $ 335 $ 196 $ 1,023 Less: D&A (Book) (108) (47) (44) (200) (118) (45) (50) (214) Less: Interest Expense (50) (30) (27) (107) (50) (30) (34) (114) Plus: Interest Income 1 0 0 1 1 1 0 2 Pre-Tax Income $ 404 $ 203 $ 85 $ 692 $ 326 $ 260 $ 112 $ 697 WNR Ownership (Avg.) 100% 38% 67% 100% 38% 63 % WNR Pre-Tax Income $ 404 $ 77 $ 56 $ 537 $ 326 $ 98 $ 70 $ 494 Applicable Tax Rate 37% 37% 37% 37% 37% 37% 37% 37 % Standalone WNR Provision for Income Taxes (149) (29) (21) (199) (120) (36) (26) (183) Total Net Income $ 254 $ 128 $ 54 $ 436 $ 205 $ 164 $ 70 $ 439 Less: Minority Interest 0 (79) (18) (97) 0 (102) (26) (128) Net Income Attributable to WNR $ 254 $ 49 $ 35 $ 338 $ 205 $ 62 $ 44 $ 311 WNR FDSO (Avg.) 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 WNR Ownership (Avg.) 100% 38% 67% 100% 38% 67 % EPS Attributable to WNR $ 2.71 $ 0.52 $ 0.38 $ 3.61 $ 2.19 $ 0.66 $ 0.47 $ 3.32 Pro Forma 2016E 2017E WNR WNRL Total WNR WNRL Total EBITDA $ 851 $ 157 $ 1,007 $ 837 $ 196 $ 1,033 Less: D&A (Book) (155) (44) (200) (163) (50) (214) Less: Interest Expense (111) (27) (139) (111) (34) (145) Plus: Interest Income 1 0 1 1 0 1 Plus: MPL Depreciation 2 0 2 0 0 0 Pre-Tax Income $ 587 $ 85 $ 672 $ 564 $ 112 $ 676 Forma WNR Ownership (Avg.) 100% 67% 100% 63 % WNR Pre-Tax Income $ 587 $ 56 $ 643 $ 564 $ 70 $ 634 Pro Applicable Tax Rate 37% 37% 37% 37% 37% 37 % WNR Provision for Income Taxes (217) (21) (238) (209) (26) (235) Total Net Income $ 370 $ 54 $ 424 $ 355 $ 70 $ 426 Less: Minority Interest 0 (18) (18) 0 (26) (26) Net Income Attributable to WNR $ 370 $ 35 $ 405 $ 355 $ 44 $ 400 WNR FDSO (Avg.) 106.6 106.6 106.6 106.6 106.6 106.6 WNR Ownership (Avg.) 100% 67% 100% 63 % EPS Attributable to WNR $ 3.47 $ 0.33 $ 3.80 $ 3.33 $ 0.41 $ 3.75 Summary Accretion / Dilution Standalone $ 3.61 $ 3.32 Pro Forma 3.80 3.75 Accretion / (Dilution) 5.2% 12.8 % Source: WNR Management Model dated 01-Dec-2015 WNR Acquisition of Public Equity Interest in NTI

Pro Forma Value Accretion to NTI Unitholders WNR Initial Offer | $17.50 Cash / Unit | 0.2266x Exchange Ratio $ / NTI Unit | Include Cumulative Dividends / Distributions NTI Standalone1 0.2266x WNR shares / NTI unit NTI Equity Consideration $ 40.75 PF $17.50 Cash Consideration $ 37.97 $ 35.52 $ 32.33 $ 28.48 $ 27.60 Unit $ 26.00 $ 24.38 $ 18.02 $ 20.47 $ 23.25 Future Unitholder / $ 14.83 $ NTI $ 17.50 $ 17.50 $ 17.50 $ 17.50 2016E 2017E 2018E 2019E NTI Standalone1 0.2266x WNR shares / NTI unit NTI Equity Consideration PF $17.50 Cash Consideration $ 30.53 $ 31.40 $ 31.37 $ 31.33 Value Unitholder $ 27.18 Unit $ 25.52 $ 24.34 $ 26.28 / $ 13.03 $ 13.90 $ 13.87 $ 13.83 Present NTI $ Future $ 17.50 $ 17.50 $ 17.50 $ 17.50 2016E 2017E 2018E 2019E Source: WNR Management Model dated 01-Dec-2015 Note: Standalone NTI unit price based on forward adjusted DPU capitalized at a 12.0% illustrative forward yield. Pro forma WNR discounting assumes illustrative 14.0% cost of equity. Distributions / dividends discounted utilizing mid-year discounting convention while future share / unit price discounted using year end discounting convention. 1 NTI discounting assumes illustrative 11.0% cost of equity and excludes logistics drop downs. WNR Acquisition of Public Equity Interest in NTI

B. NTI Counter Offer

B Illustrative Sources and Uses and Ownership

NTI Counter Offer | $17.50 Cash / Unit | 0.2750x Exchange Ratio
($ in millions, except per unit/share data)

Sources	$mm
Equity Issued to NTI Public Unitholders	$ 703
Assumption of NTI Gross Debt	356
Acquisition Debt	525
Public Units Issued	0
WNR Cash Used	500
Total Sources	$ 2,084

Uses	
Purchased Equity	$ 1,704
Assumption of NTI Gross Debt	356
Advisory Fees	10
Financing Fees	10
Excess Cash	4
Total Uses	$ 2,084

Key Assumptions

- Assumes Transaction effective January 1, 2016
- Consideration consisting of cash and WNR shares
  - Use of $500 million excess cash on WNR balance sheet
  - New transaction debt to fill remaining financing need
    - $200mm WNR TLB (4.25% coupon)
    - $325 high yield notes (7.0% coupon)
- NTI notes remain outstanding
- $10 million of annual synergies per WNR Management[2]

As of 01-Jan-2016 PF Capitalization	WNR Decon.	Acquisition Adj.	WNR Pro Forma
Cash & Cash Equivalents	$ 667	$(396)	$ 271
Total Debt	889	881	1,771
Net Debt	$ 222	$ 1,278	$ 1,500
Deconsolidated Metrics[1]			
2016E EBITDA	$ 707	$ 276	$ 983
2017E EBITDA	751	289	1,040
Debt / 2016E EBITDA	1.3 x		1.8 x
Net Debt / 2016E EBITDA	0.3		1.5
Consolidated Metrics			
2016E EBITDA	$ 1,071	$(3)	$ 1,068
2017E EBITDA	1,135	10	1,145
Debt / 2016E EBITDA	0.8 x		1.7 x
Net Debt / 2016E EBITDA	0.2		1.4
Ownership			
WNR Ownership in NTI	38 %		100 %
Public Ownership in NTI	62		0

Consideration Paid to NTI	
20-Day VWAP (as of 23-Oct)	$ 24.02
Implied Premium	24.0 %
Offer Price	$ 29.79
WNR Equity Consideration	$ 12.29
Cash Consideration	17.50
Total Consideration	$ 29.79

Source: WNR Management Model dated 01-Dec-2015, Bloomberg as of 01-Dec-2015

[1] WNR standalone EBITDA adjusted to include gross distributions from NTI and WNRL. PF WNR includes WNRL gross distributions.

[2] Synergy projections per WNR Management.

WNR Acquisition of Public Equity Interest in NTI

41

B Summary Pro Forma WNR Projections NTI Counter Offer | $17.50 Cash / Unit | 0.2750x Exchange Ratio ($ in millions, except per share data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Adjusted EBITDA Gross Profit $ 451 $ 442 $ 500 $ 455 $ 1,848 $ 1,891 $ 2,000 $ 2,024 $ 2,092 Less: Segment SG&A (28) (27) (27) (28) (110) (113) (114) (116) (117) Less: Corporate SG&A (27) (26) (25) (26) (104) (108) (109) (111) (112) Less: Segment Operating Expenses (179) (185) (192) (193) (748) (749) (759) (765) (777) Less: Turnaround Expense (1) (30) (12) (15) (57) (95) (53) (42) (30) Less: DD&A (Book) (38) (40) (39) (38) (155) (163) (175) (182) (190) Operating Income $ 185 $ 140 $ 212 $ 158 $ 696 $ 674 $ 799 $ 817 $ 877 Plus: DD&A (Book) 38 40 39 38 155 163 175 182 190 Plus: Turnaround Expense 1 30 12 15 57 95 53 42 30 Plus: Stock Based Compensation 4 3 3 3 14 17 17 17 17 Plus / Less: MPL Cash Reconciliation (3) (4) (4) 0 (11) 0 0 0 0 Adj. EBITDA $ 225 $ 210 $ 262 $ 215 $ 912 $ 949 $ 1,045 $ 1,059 $ 1,114 Plus: LP Distributions from WNRL 14 14 15 16 60 67 75 81 83 Plus: GP Distributions from WNRL 1 1 3 5 11 23 35 47 50 Adj. EBITDA Plus Distributions $ 240 $ 226 $ 281 $ 236 $ 983 $ 1,040 $ 1,154 $ 1,187 $ 1,247 Income Statement Operating Income $ 185 $ 140 $ 212 $ 158 $ 696 $ 674 $ 799 $ 817 $ 877 Less: Interest Expense (28) (28) (28) (28) (111) (111) (111) (110) (110) Plus: Interest Income 0 0 0 0 1 1 2 3 3 Plus: MPL DD&A 1 1 1 0 2 0 0 0 0 Pre Tax WNR Income $ 158 $ 113 $ 185 $ 131 $ 587 $ 564 $ 690 $ 709 $ 770 Less: Provision for Income Taxes¹ (59) (42) (68) (48) (217) (209) (255) (263) (285) WNR Net Income $ 100 $ 71 $ 117 $ 82 $ 370 $ 355 $ 435 $ 447 $ 485 Plus: WNRL Total Net Income 11 11 14 17 54 70 84 99 103 Consolidated Net Income $ 111 $ 83 $ 131 $ 99 $ 424 $ 426 $ 519 $ 546 $ 588 Less: Minority Interest (4) (3) (5) (6) (18) (26) (31) (39) (41) Net Income Attributable to WNR $ 108 $ 79 $ 126 $ 93 $ 405 $ 400 $ 488 $ 507 $ 547 Average Shares Outstanding 109.4 109.4 109.4 109.4 109.4 109.4 109.4 109.4 109.4 Earnings per Share $ 0.98 $ 0.72 $ 1.15 $ 0.85 $ 3.71 $ 3.65 $ 4.46 $ 4.63 $ 5.00 Balance Sheet Total Debt $ 1,769 $ 1,767 $ 1,765 $ 1,763 $ 1,763 $ 1,756 $ 1,749 $ 1,742 $ 1,734 Cash 318 322 578 763 763 979 1,302 1,893 2,230 Net Debt $ 1,451 $ 1,445 $ 1,187 $ 1,001 $ 1,001 $ 777 $ 447 $(151) $(495) Shares Outstanding Beginning Shares 93.7 109.4 109.4 109.4 93.7 109.4 109.4 109.4 109.4 Less: Shares Repurchased 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Plus: Shares Issued 15.7 0.0 0.0 0.0 15.7 0.0 0.0 0.0 0.0 Fully Diluted Shares Outstanding 109.4 109.4 109.4 109.4 109.4 109.4 109.4 109.4 109.4 Common Dividends / Share² $ 0.38 $ 0.38 $ 0.38 $ 0.42 $ 1.56 $ 1.72 $ 1.88 $ 2.04 $ 2.20 Source: WNR Management Model dated 01-Dec-2015 Note: Assumes $10mm in pretax annual synergies per WNR Management. 1 Assumes marginal tax rate of 37% per WNR Management. 2 Assumes $0.16/share increase per year per WNR Management. WNR Acquisition of Public Equity Interest in NT

B Illustrative Pro Forma WNR Sum-of-the-Parts Analysis NTI Counter Offer | $17.50 Cash / Unit | 0.2750x Exchange Ratio ($ in millions, except per unit/share data) Sum-of-the-Parts Value Detail YE 2016 YE 2017 YE 2018 YE 2019 Metric / EV Metric / EV Metric / EV Metric / EV Operating Assets Forward EBITDA 6.0 x $ 949 $ 5,695 $ 1,045 $ 6,269 $ 1,059 $ 6,354 $ 1,114 $ 6,682 WNRL LP 5.0 % Forward Yield $ 41—$ 45—$ 49—$ 51 ą 32.8 1,348 32.8 1,491 32.8 1,624 32.8 1,668 WNRL GP Forward IDR 3.0% $ 23 772 $ 35 1,152 $ 47 1,557 $ 50 1,678 Implied EV $ 7,814 $ 8,912 $ 9,534 $ 10,027 Net Debt 1,001 777 447 (151) Equity Value $ 6,814 $ 8,135 $ 9,087 $ 10,179 Cumulative Dividends 171 359 565 788 Shares 109.4 109.4 109.4 109.4 Implied $ / Share $ 63.83 $ 77.63 $ 88.21 $ 100.23 WNR Common Div. / Sh. $ 1.56 $ 1.72 $ 1.88 $ 2.04 % Change 10.3% 9.3% 8.5 % WNR Special Div. / Sh. $ 0.00 $ 0.00 $ 0.00 $ 0.00 WNRL LP DPU $ 1.83 $ 2.05 $ 2.27 $ 2.47 % Change 12.0% 10.6% 8.9 % Source: WNR Management Model dated 01-Dec-2015 Note: Implied share prices calculated at year-end and are based on forward cash flows. 1 Assumes illustrative WNRL LP forward yield of 5.0%. WNR Acquisition of Public Equity Interest in NTI

B Illustrative EPS Build Up Standalone Pro Forma NTI Counter Offer | $17.50 Cash / Unit | 0.2750x Exchange Ratio ($ in millions, except per unit/share data) Standalone 2016E 2017E WNR NTI WNRL Total WNR NTI WNRL Total EBITDA $ 561 $ 280 $ 157 $ 997 $ 492 $ 335 $ 196 $ 1,023 Less: D&A (Book) (108) (47) (44) (200) (118) (45) (50) (214) Less: Interest Expense (50) (30) (27) (107) (50) (30) (34) (114) Plus: Interest Income 1 0 0 1 1 1 0 2 Pre-Tax Income $ 404 $ 203 $ 85 $ 692 $ 326 $ 260 $ 112 $ 697 WNR Ownership (Avg.) 100% 38% 67% 100% 38% 63 % WNR Pre-Tax Income $ 404 $ 77 $ 56 $ 537 $ 326 $ 98 $ 70 $ 494 Applicable Tax Rate 37% 37% 37% 37% 37% 37% 37% 37 % WNR Provision for Income Taxes (149) (29) (21) (199) (120) (36) (26) (183) Total Net Income $ 254 $ 128 $ 54 $ 436 $ 205 $ 164 $ 70 $ 439 Less: Minority Interest 0 (79) (18) (97) 0 (102) (26) (128) Net Income Attributable to WNR $ 254 $ 49 $ 35 $ 338 $ 205 $ 62 $ 44 $ 311 WNR FDSO (Avg.) 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 WNR Ownership (Avg.) 100% 38% 67% 100% 38% 67 % EPS Attributable to WNR $ 2.71 $ 0.52 $ 0.38 $ 3.61 $ 2.19 $ 0.66 $ 0.47 $ 3.32 Pro Forma 2016E 2017E WNR WNRL Total WNR WNRL Total EBITDA $ 851 $ 157 $ 1,007 $ 837 $ 196 $ 1,033 Less: D&A (Book) (155) (44) (200) (163) (50) (214) Less: Interest Expense (111) (27) (139) (111) (34) (145) Plus: Interest Income 1 0 1 1 0 1 Plus: MPL Depreciation 2 0 2 0 0 0 Pre-Tax Income $ 587 $ 85 $ 672 $ 564 $ 112 $ 676 WNR Ownership (Avg.) 100% 67% 100% 63 % WNR Pre-Tax Income $ 587 $ 56 $ 643 $ 564 $ 70 $ 634 Applicable Tax Rate 37% 37% 37% 37% 37% 37 % WNR Provision for Income Taxes (217) (21) (238) (209) (26) (235) Total Net Income $ 370 $ 54 $ 424 $ 355 $ 70 $ 426 Less: Minority Interest 0 (18) (18) 0 (26) (26) Net Income Attributable to WNR $ 370 $ 35 $ 405 $ 355 $ 44 $ 400 WNR FDSO (Avg.) 109.4 109.4 109.4 109.4 109.4 109.4 WNR Ownership (Avg.) 100% 67% 100% 63 % EPS Attributable to WNR $ 3.38 $ 0.32 $ 3.71 $ 3.25 $ 0.40 $ 3.65 Summary Accretion / Dilution Standalone $ 3.61 $ 3.32 Pro Forma 3.71 3.65 Accretion / (Dilution) 2.5% 9.9 % Source: WNR Management Model dated 01-Dec-2015 WNR Acquisition of Public Equity Interest in NTI

Pro Forma Value Accretion to NTI Unitholders NTI Counter Offer | $17.50 Cash / Unit | 0.2750x Exchange Ratio $ / NTI Unit | Include Cumulative Dividends / Distributions NTI Standalone1 0.2750x WNR shares / NTI unit $ 45.06 NTI Equity Consideration $ 41.76 PF $17.50 Cash Consideration $ 38.85 $ 35.05 $ 28.48 $ 27.60 $ 27.56 Unit $ 26.00 $ 17.55 $ 24.38 $ 21.35 $ 24.26 Future Unitholder / $ NTI $ 17.50 $ 17.50 $ 17.50 $ 17.50 2016E 2017E 2018E 2019E NTI Standalone1 0.2750x WNR shares / NTI unit NTI Equity Consideration PF $17.50 Cash Consideration $ 32.92 $ 33.97 $ 33.94 $ 33.90 Value Unitholder $ 27.18 Unit $ 25.52 $ 24.34 $ 26.28 $ 15.42 $ 16.47 $ 16.44 $ 16.40 / Present NTI $ Future $ 17.50 $ 17.50 $ 17.50 $ 17.50 2016E 2017E 2018E 2019E Source: WNR Management Model dated 01-Dec-2015 Note: Standalone NTI unit price based on forward adjusted DPU capitalized at a 12.0% illustrative forward yield. Distributions / dividends discounted utilizing mid-year discounting convention while future share / unit price discounted using year end discounting convention. 1 NTI discounting assumes illustrative 11.0% cost of equity and excludes logistics drop downs. WNR Acquisition of Public Equity Interest in NTI

C. WNR Counter Offer

C Illustrative Sources and Uses and Ownership

WNR Counter Offer | $15.00 Cash / Unit | 0.2986x Exchange Ratio
($ in millions, except per unit/share data)

Sources	$mm
Equity Issued to NTI Public Unitholders	$ 763
Assumption of NTI Gross Debt	356
Acquisition Debt	380
Public Units Issued	0
WNR Cash Used	500
Total Sources	$ 2,000

Uses	
Purchased Equity	$ 1,621
Assumption of NTI Gross Debt	356
Advisory Fees	10
Financing Fees	10
Excess Cash	2
Total Uses	$ 2,000

Key Assumptions

- Assumes Transaction effective January 1, 2016
- Consideration consisting of cash and WNR shares
  - Use of $500 million excess cash on WNR balance sheet
  - New transaction debt to fill remaining financing need
    - $200mm WNR TLB (4.25% coupon)
    - $180 high yield notes (7.0% coupon)
- NTI notes remain outstanding
- $10 million of annual synergies per WNR Management[2]

As of 01-Jan-2016 PF Capitalization	WNR Decon.	Acquisition Adj.	WNR Pro Forma
Cash & Cash Equivalents	$ 667	$(398)	$ 269
Total Debt	889	736	1,626
Net Debt	$ 222	$ 1,135	$ 1,357
Deconsolidated Metrics[1]			
2016E EBITDA	$ 707	$ 276	$ 983
2017E EBITDA	751	289	1,040
Debt / 2016E EBITDA	1.3 x		1.7 x
Net Debt / 2016E EBITDA	0.3		1.4
Consolidated Metrics			
2016E EBITDA	$ 1,071	$(3)	$ 1,068
2017E EBITDA	1,135	10	1,145
Debt / 2016E EBITDA	0.8 x		1.5 x
Net Debt / 2016E EBITDA	0.2		1.3
Ownership			
WNR Ownership in NTI	38 %		100 %
Public Ownership in NTI	62		0

Consideration Paid to NTI	
20-Day VWAP (as of 23-Oct)	$ 24.02
Implied Premium	18.0 %
Offer Price	$ 28.34
WNR Equity Consideration	$ 13.34
Cash Consideration	15.00
Total Consideration	$ 28.34

Source: WNR Management Model dated 01-Dec-2015, Bloomberg as of 01-Dec-2015
[1] *WNR standalone EBITDA adjusted to include gross distributions from NTI and WNRL. PF WNR includes WNRL gross distributions.*
[2] *Synergy projections per WNR Management.*

WNR Acquisition of Public Equity Interest in NTI

47

C Summary Pro Forma WNR Projections WNR Counter Offer | $15.00 Cash / Unit | 0.2986x Exchange Ratio ($ in millions, except per share data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Adjusted EBITDA Gross Profit $ 451 $ 442 $ 500 $ 455 $ 1,848 $ 1,891 $ 2,000 $ 2,024 $ 2,092 Less: Segment SG&A (28) (27) (27) (28) (110) (113) (114) (116) (117) Less: Corporate SG&A (27) (26) (25) (26) (104) (108) (109) (111) (112) Less: Segment Operating Expenses (179) (185) (192) (193) (748) (749) (759) (765) (777) Less: Turnaround Expense (1) (30) (12) (15) (57) (95) (53) (42) (30) Less: DD&A (Book) (38) (40) (39) (38) (155) (163) (175) (182) (190) Operating Income $ 185 $ 140 $ 212 $ 158 $ 696 $ 674 $ 799 $ 817 $ 877 Plus: DD&A (Book) 38 40 39 38 155 163 175 182 190 Plus: Turnaround Expense 1 30 12 15 57 95 53 42 30 Plus: Stock Based Compensation 4 3 3 3 14 17 17 17 17 Plus / Less: MPL Cash Reconciliation (3) (4) (4) 0 (11) 0 0 0 0 Adj. EBITDA $ 225 $ 210 $ 262 $ 215 $ 912 $ 949 $ 1,045 $ 1,059 $ 1,114 Plus: LP Distributions from WNRL 14 14 15 16 60 67 75 81 83 Plus: GP Distributions from WNRL 1 1 3 5 11 23 35 47 50 Adj. EBITDA Plus Distributions $ 240 $ 226 $ 281 $ 236 $ 983 $ 1,040 $ 1,154 $ 1,187 $ 1,247 Income Statement Operating Income $ 185 $ 140 $ 212 $ 158 $ 696 $ 674 $ 799 $ 817 $ 877 Less: Interest Expense (25) (25) (25) (25) (101) (101) (100) (100) (100) Plus: Interest Income 0 0 0 0 1 1 2 3 3 Plus: MPL DD&A 1 1 1 0 2 0 0 0 0 Pre Tax WNR Income $ 161 $ 116 $ 188 $ 133 $ 597 $ 574 $ 700 $ 720 $ 780 Less: Provision for Income Taxes¹ (60) (43) (69) (49) (221) (212) (259) (266) (289) WNR Net Income $ 101 $ 73 $ 118 $ 84 $ 376 $ 362 $ 441 $ 453 $ 491 Plus: WNRL Total Net Income 11 11 14 17 54 70 84 99 103 Consolidated Net Income $ 113 $ 84 $ 132 $ 101 $ 430 $ 432 $ 525 $ 552 $ 595 Less: Minority Interest (4) (3) (5) (6) (18) (26) (31) (39) (41) Net Income Attributable to WNR $ 109 $ 81 $ 127 $ 94 $ 412 $ 406 $ 494 $ 513 $ 554 Average Shares Outstanding 110.8 110.8 110.8 110.8 110.8 110.8 110.8 110.8 110.8 Earnings per Share $ 0.99 $ 0.73 $ 1.15 $ 0.85 $ 3.72 $ 3.66 $ 4.46 $ 4.63 $ 5.00 Balance Sheet Total Debt $ 1,624 $ 1,622 $ 1,620 $ 1,618 $ 1,618 $ 1,611 $ 1,604 $ 1,597 $ 1,589 Cash 316 321 577 762 762 976 1,299 1,890 2,228 Net Debt $ 1,308 $ 1,301 $ 1,043 $ 856 $ 856 $ 634 $ 305 $(294) $(638) Shares Outstanding Beginning Shares 93.7 110.8 110.8 110.8 93.7 110.8 110.8 110.8 110.8 Less: Shares Repurchased 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Plus: Shares Issued 17.1 0.0 0.0 0.0 17.1 0.0 0.0 0.0 0.0 Fully Diluted Shares Outstanding 110.8 110.8 110.8 110.8 110.8 110.8 110.8 110.8 110.8 Common Dividends / Share² $ 0.38 $ 0.38 $ 0.38 $ 0.42 $ 1.56 $ 1.72 $ 1.88 $ 2.04 $ 2.20 Source: WNR Management Model dated 01-Dec-2015 Note: Assumes $10mm in pretax annual synergies per WNR Management. 1 Assumes marginal tax rate of 37% per WNR Management. 2 Assumes $0.16/share increase per year per WNR Management. WNR Acquisition of Public Equity Interest in NTI

Illustrative Pro Forma WNR Sum-of-the-Parts Analysis WNR Counter Offer | $15.00 Cash / Unit | 0.2986x Exchange Ratio ($ in millions, except per unit/share data) Sum-of-the-Parts Value Detail YE 2016 YE 2017 YE 2018 YE 2019 Metric / EV Metric / EV Metric / EV Metric / EV Operating Assets Forward EBITDA 6.0 x $ 949 $ 5,695 $ 1,045 $ 6,269 $ 1,059 $ 6,354 $ 1,114 $ 6,682 WNRL LP 5.0 % Forward Yield $ 41—$ 45—$ 49—$ 51 ą 32.8 1,348 32.8 1,491 32.8 1,624 32.8 1,668 WNRL GP Forward IDR 3.0% $ 23 772 $ 35 1,152 $ 47 1,557 $ 50 1,678 Implied EV $ 7,814 $ 8,912 $ 9,534 $ 10,027 Net Debt 856 634 305 (294) Equity Value $ 6,958 $ 8,278 $ 9,229 $ 10,321 Cumulative Dividends 173 363 572 798 Shares 110.8 110.8 110.8 110.8 Implied $ / Share $ 64.38 $ 78.01 $ 88.49 $ 100.38 WNR Common Div. / Sh. $ 1.56 $ 1.72 $ 1.88 $ 2.04 % Change 10.3% 9.3% 8.5 % WNR Special Div. / Sh. $ 0.00 $ 0.00 $ 0.00 $ 0.00 WNRL LP DPU $ 1.83 $ 2.05 $ 2.27 $ 2.47 % Change 12.0% 10.6% 8.9 % Source: WNR Management Model dated 01-Dec-2015 Note: Implied share prices calculated at year-end and are based on forward cash flows. 1 Assumes illustrative WNRL LP forward yield of 5.0%. WNR Acquisition of Public Equity Interest in NTI

C Illustrative EPS Build Up Standalone Pro Forma WNR Counter Offer | $15.00 Cash / Unit | 0.2986x Exchange Ratio ($ in millions, except per unit/share data) Standalone 2016E 2017E WNR NTI WNRL Total WNR NTI WNRL Total EBITDA $ 561 $ 280 $ 157 $ 997 $ 492 $ 335 $ 196 $ 1,023 Less: D&A (Book) (108) (47) (44) (200) (118) (45) (50) (214) Less: Interest Expense (50) (30) (27) (107) (50) (30) (34) (114) Plus: Interest Income 1 0 0 1 1 1 0 2 Pre-Tax Income $ 404 $ 203 $ 85 $ 692 $ 326 $ 260 $ 112 $ 697 WNR Ownership (Avg.) 100% 38% 67% 100% 38% 63 % WNR Pre-Tax Income $ 404 $ 77 $ 56 $ 537 $ 326 $ 98 $ 70 $ 494 Applicable Tax Rate 37% 37% 37% 37% 37% 37% 37% 37 % WNR Provision for Income Taxes (149) (29) (21) (199) (120) (36) (26) (183) Total Net Income $ 254 $ 128 $ 54 $ 436 $ 205 $ 164 $ 70 $ 439 Less: Minority Interest 0 (79) (18) (97) 0 (102) (26) (128) Net Income Attributable to WNR $ 254 $ 49 $ 35 $ 338 $ 205 $ 62 $ 44 $ 311 WNR FDSO (Avg.) 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 WNR Ownership (Avg.) 100% 38% 67% 100% 38% 67 % EPS Attributable to WNR $ 2.71 $ 0.52 $ 0.38 $ 3.61 $ 2.19 $ 0.66 $ 0.47 $ 3.32 Pro Forma 2016E 2017E WNR WNRL Total WNR WNRL Total EBITDA $ 851 $ 157 $ 1,007 $ 837 $ 196 $ 1,033 Less: D&A (Book) (155) (44) (200) (163) (50) (214) Less: Interest Expense (101) (27) (128) (101) (34) (135) Plus: Interest Income 1 0 1 1 0 1 Plus: MPL Depreciation 2 0 2 0 0 0 Pre-Tax Income $ 597 $ 85 $ 682 $ 574 $ 112 $ 686 WNR Ownership (Avg.) 100% 67% 100% 63 % WNR Pre-Tax Income $ 597 $ 56 $ 654 $ 574 $ 70 $ 644 Applicable Tax Rate 37% 37% 37% 37% 37% 37 % WNR Provision for Income Taxes (221) (21) (242) (212) (26) (238) Total Net Income $ 376 $ 54 $ 430 $ 362 $ 70 $ 432 Less: Minority Interest 0 (18) (18) 0 (26) (26) Net Income Attributable to WNR $ 376 $ 35 $ 412 $ 362 $ 44 $ 406 WNR FDSO (Avg.) 110.8 110.8 110.8 110.8 110.8 110.8 WNR Ownership (Avg.) 100% 67% 100% 63 % EPS Attributable to WNR $ 3.40 $ 0.32 $ 3.72 $ 3.27 $ 0.40 $ 3.66 Summary Accretion / Dilution Standalone $ 3.61 $ 3.32 Pro Forma 3.72 3.66 Accretion / (Dilution) 2.9% 10.3 % Source: WNR Management Model dated 01-Dec-2015 WNR Acquisition of Public Equity Interest in NTI

C Pro Forma Value Accretion to NTI Unitholders WNR Counter Offer | $15.00 Cash / Unit | 0.2986x Exchange Ratio $ / NTI Unit | Include Cumulative Dividends / Distributions NTI Standalone1 0.2986x WNR shares / NTI unit $ 44.97 NTI Equity Consideration $ 41.42 PF $15.00 Cash Consideration $ 38.29 $ 34.22 $ 28.48 $ 27.60 $ 29.97 Unit $ 26.00 $ 24.38 $ 23.29 $ 26.42 Future Unitholder / $ 19.22 $ NTI $ 15.00 $ 15.00 $ 15.00 $ 15.00 2016E 2017E 2018E 2019E NTI Standalone1 0.2986x WNR shares / NTI unit NTI Equity Consideration PF $15.00 Cash Consideration $ 31.89 $ 32.98 $ 32.90 $ 32.83 Value Unitholder $ 27.18 Unit $ 25.52 $ 24.34 $ 26.28 / $ 16.89 $ 17.98 $ 17.90 $ 17.83 Present NTI $ Future $ 15.00 $ 15.00 $ 15.00 $ 15.00 2016E 2017E 2018E 2019E Source: WNR Management Model dated 01-Dec-2015 Note: Standalone NTI unit price based on forward adjusted DPU capitalized at a 12.0% illustrative forward yield. Pro forma WNR discounting assumes illustrative 14.0% cost of equity. Distributions / dividends discounted utilizing mid-year discounting convention while future share / unit price discounted using year end discounting convention. 1 NTI discounting assumes illustrative 11.0% cost of equity and excludes logistics drop downs. WNR Acquisition of Public Equity Interest in NTI

Appendix A: Additional Materials

Illustrative Weighted Average Cost of Capital NTI (Undisturbed) ($ in millions) Assumptions as of 01-Dec-2015: Historical Equity Beta Median: 0.97 Historical Asset Beta Median: 0.95 Cost of Equity: 10.14% Implied WACC: 9.67% Adjusted Total Net Net Historical Historical Comparable Company EV Debt Cash Debt Market Cap Debt / Cap Tax Rate Equity Beta Asset Beta NTI $ 2,559 $ 356 $ 100 $ 256 $ 2,302 10.0 0.0% 1.15 1.04 Alon USA Partners, LP 1,576 281 150 132 1,445 8.3 0.0 1.18 1.08 CVR Refining, LP 3,236 581 433 148 3,088 4.6 0.0 0.93 0.89 Median 1.15 1.04 NTI WACC Assumptions Sensitivities Risk-Free Rate¹ 2.55 % Cost of Equity WACC Equity Risk Premium² 7.00 Levered Equity Beta³ 1.15 Risk Free Rate Target Net Debt / Capitalization Cost of Equity 10.61% ##### 1.5% 2.0% 2.6% 3.0% 3.5% ##### 10.0% 12.5% 15.0% 17.5% 20.0 % Target Capital Structure 0.95 8.1% 8.6% 9.2% 9.6% 10.1% 0.95 9.0% 8.9% 8.9% 8.8% 8.8 % Equity Value 85.0 % Net Debt 15.0 Beta 1.05 8.8 9.3 9.9 10.3 10.8 Beta 1.05 9.6 9.5 9.5 9.4 9.3 Pretax Cost of Debt 7.0 red 1.15 9.6 10.1 10.6 11.1 11.6 red 1.15 10.2 10.2 10.1 10.0 9.9 Tax Rate 0.0 e e Marginal Lev 1.25 10.2 10.7 11.3 11.7 12.2 Lev 1.25 10.9 10.8 10.7 10.5 10.4 Implied WACC 10.07% 1.35 10.9 11.4 12.0 12.4 12.9 1.35 11.5 11.4 11.2 11.1 11.0 Source: Company filings, WNR Management Model dated 20-Oct-2015, Ibbotson, Axioma and Bloomberg as of 20-Oct-2015 Note: Historical betas per Axioma. Market Cap based on diluted shares outstanding. NTI financials based on YE 2015E financials. 1 Represents US Government Treasury due February 2036. 2 Equity risk premium per Ibbotson. 3 Actual 2-year historical levered beta as per Axioma. Additional Materials

Precedent M&A Premia Analysis

Energy Sector Related Party Acquisitions | 2009 - Present

Announcement	Acquirer	Target	Consideration Mix % Cash	Consideration Mix % Stock	Premium 1-Day Prior	Premium 30-Day Prior	Premium 90-Day Prior
Related Parties with Tax Benefits							
5/13/2015	The Williams Companies, Inc.	Williams Partners L.P.	0 %	100 %	18 %	12 %	20 %
8/10/2014	Kinder Morgan, Inc.	Kinder Morgan Energy Partners, L.P.	12 %	88 %	12 %	11 %	21 %
8/10/2014	Kinder Morgan, Inc.	El Paso Pipeline Partners, L.P.	12 %	88 %	15 %	9 %	18 %
Median					15 %	11 %	20 %
Mean					15 %	11 %	20 %
Related Parties without Distinct Tax Benefits							
5/6/2015	Crestwood Equity Partners LP	Crestwood Midstream Partners L.P.	0 %	100 %	17 %	25 %	23 %
4/6/2015	Tesoro Logistics LP	QEP Midstream Partners L.P.	0 %	100 %	9 %	7 %	9 %
1/26/2015	Energy Transfer Partners, L.P.	Regency Energy Partners L.P.	1 %	99 %	13 %	13 %	(14)%
10/1/2014	Enterprise Products Partners L.P.	Oiltanking Partners, L.P.	0 %	100 %	(0)%	1 %	4 %
8/10/2014	Kinder Morgan, Inc.	Kinder Morgan Management, LLC	0 %	100 %	17 %	20 %	31 %
7/10/2014	NGL Energy Partners LP	TransMontaigne Partners L.P.	0 %	100 %	(2)%	(3)%	(1)%
6/15/2014	The Williams Companies, Inc.	Access Midstream Partners, L.P.	100 %	0 %	6 %	17 %	23 %
8/27/2013	Plains All American Pipeline, L.P.	PAA Natural Gas Storage, L.P.	0 %	100 %	7 %	2 %	9 %
2/23/2011	Enterprise Products Partners L.P.	Duncan Energy Partners L.P.	0 %	100 %	28 %	28 %	33 %
1/19/2010	The Williams Companies, Inc.	Williams Partners L.P.	36 %	64 %	32 %	37 %	52 %
6/29/2009	Enterprise Products Partners L.P.	TEPPCO Partners L.P.	0 %	100 %	9 %	5 %	38 %
Median					9 %	13 %	23 %
Mean					12 %	14 %	19 %
Aggregate Related Parties							
Median					13 %	12 %	21 %
Mean					13 %	13 %	19 %

Source: Deal Point Data, Company filings

Note: Acquisition premiums per first announced offer related to transaction and may not represent the final, revised offer consideration.

** Tax benefits assume step-up for tax basis purposes.*

Additional Materials

54

Appendix B: Detailed Management Projections

A. Standalone Financial Projections

Summary Standalone Projections Deconsolidated WNR (Includes Sale of Logistics to WNRL) ($ in millions, except per share data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Adjusted EBITDA Gross Profit $ 269 $ 277 $ 280 $ 276 $ 1,101 $ 1,087 $ 1,228 $ 1,200 $ 1,272 Less: Segment SG&A (10) (10) (10) (10) (42) (42) (42) (42) (42) Less: Corporate SG&A (20) (20) (20) (20) (79) (80) (81) (82) (83) Less: Segment Operating Expenses (102) (103) (104) (110) (420) (404) (420) (406) (414) Less: Turnaround Expense 0 0 0 0 0 (70) 0 (40) 0 Less: DD&A (Book) (27) (27) (27) (27) (108) (118) (128) (131) (141) Operating Income $ 109 $ 116 $ 118 $ 109 $ 453 $ 374 $ 558 $ 499 $ 592 Plus: DD&A (Book) 27 27 27 27 108 118 128 131 141 Plus: Turnaround Expense 0 0 0 0 0 70 0 40 0 Adj. EBITDA $ 136 $ 143 $ 145 $ 136 $ 561 $ 562 $ 686 $ 670 $ 733 Plus: LP Distributions from WNRL 14 14 15 16 60 67 75 81 83 Plus: GP Distributions from WNRL 1 1 3 5 11 23 35 47 50 Plus: LP Distributions from NTI 19 10 30 17 75 98 91 108 104 Adj. EBITDA Plus Distributions $ 171 $ 168 $ 194 $ 174 $ 707 $ 751 $ 885 $ 906 $ 971 Income Statement Operating Income $ 109 $ 116 $ 118 $ 109 $ 453 $ 374 $ 558 $ 499 $ 592 Less: Interest Expense (13) (13) (12) (12) (50) (50) (50) (49) (49) Plus: Interest Income 0 0 0 0 1 1 1 2 2 Plus: MPL DD&A 0 0 0 0 0 0 0 0 0 Pre Tax WNR Income $ 97 $ 104 $ 106 $ 96 $ 404 $ 326 $ 509 $ 452 $ 545 Less: Provision for Income Taxes¹ (36) (38) (39) (36) (149) (120) (188) (167) (202) WNR Net Income $ 61 $ 66 $ 67 $ 61 $ 254 $ 205 $ 321 $ 285 $ 343 Plus: WNRL Total Net Income 11 11 14 17 54 70 84 99 103 Plus: NTI Total Net Income 42 9 53 25 128 164 127 176 154 Consolidated Net Income $ 114 $ 86 $ 134 $ 102 $ 436 $ 439 $ 532 $ 559 $ 601 Less: Minority Interest (29) (9) (37) (22) (97) (128) (111) (149) (138) Net Income Attributable to WNR $ 85 $ 77 $ 96 $ 81 $ 338 $ 311 $ 421 $ 410 $ 463 Average Shares Outstanding 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 Earnings per Share $ 0.91 $ 0.82 $ 1.03 $ 0.86 $ 3.61 $ 3.32 $ 4.50 $ 4.38 $ 4.95 Balance Sheet Total Debt $ 888 $ 886 $ 885 $ 884 $ 884 $ 878 $ 873 $ 868 $ 863 Cash 689 714 731 739 739 752 920 1,335 1,537 Net Debt $ 198 $ 172 $ 154 $ 145 $ 145 $ 127 $(47) $(467) $(675) Shares Outstanding Beginning Shares 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 Less: Shares Repurchased 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Plus: Shares Issued 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Fully Diluted Shares Outstanding 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 Common Dividends / Share² $ 0.38 $ 0.38 $ 0.38 $ 0.42 $ 1.56 $ 1.72 $ 1.88 $ 2.04 $ 2.20 Source: WNR Management Model dated 01-Dec-2015 Note: Assumes TexNew Mex pipeline sold to WNRL in Q4 2015 for $175mm in proceeds per WNR Management. Assumes 93,683,528 YE 2015E basic shares outstanding as per WNR Management. 1 Assumes 37% marginal tax rate per WNR Management. 2 Assumes $0.16/share increase per year per WNR Management. Detailed Management Projections

Summary Standalone Projections NTI (Includes Sale of Logistics to WNRL) ($ in millions, except per unit data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Adjusted EBITDA Gross Profit $ 182 $ 165 $ 221 $ 179 $ 747 $ 804 $ 772 $ 824 $ 820 Less: Segment SG&A (18) (17) (17) (17) (69) (71) (72) (74) (75) Less: Corporate SG&A (7) (7) (6) (6) (25) (28) (28) (29) (29) Less: Operating Expenses (76) (81) (83) (76) (317) (322) (315) (335) (337) Less: NTI Logistics Cost 0 0 (5) (6) (12) (23) (24) (25) (26) Plus: Synergies 0 0 0 0 0 0 0 0 0 Plus: MPL Equity Income 4 4 4 0 12 0 0 0 0 Less: Turnaround Expense (1) (30) (12) (15) (57) (25) (53) (2) (30) EBITDA $ 84 $ 34 $ 103 $ 58 $ 280 $ 335 $ 279 $ 359 $ 324 Plus: Turnaround Expenses 1 30 12 15 57 25 53 2 30 Plus: MPL Depreciation 1 1 1 0 2 0 0 0 0 Plus: Stock Based Compensation 4 3 3 3 14 17 17 17 17 Adj. EBITDA $ 90 $ 69 $ 119 $ 77 $ 354 $ 377 $ 349 $ 379 $ 370 Distributable Cash Flow Adj. EBITDA $ 90 $ 69 $ 119 $ 77 $ 354 $ 377 $ 349 $ 379 $ 370 Less: Turnaround Expense Reserve (7) (8) (7) (8) (30) (30) (30) (30) (30) Less: MPL Cash Reconciliation (4) (5) (5) 0 (13) 0 0 0 0 Less: Interest Expense (8) (8) (8) (8) (30) (30) (30) (30) (30) Plus: Interest Income 0 0 0 0 0 1 1 1 1 Less: Cash Taxes (1) (2) (3) (2) (7) (8) (8) (9) (9) Less: Refining / Retail / Logistics / Corporate Capex (Maintenace / Regulatory) (13) (15) (11) (9) (48) (21) (21) (21) (21) Less: Organic Growth Project Capex Reserve (8) (7) (8) (7) (30) (30) (19) 0 0 Distributable Cash Flow $ 49 $ 25 $ 78 $ 43 $ 196 $ 258 $ 241 $ 289 $ 281 Distributions LP DPU $ 0.53 $ 0.27 $ 0.84 $ 0.46 $ 2.10 $ 2.75 $ 2.55 $ 3.03 $ 2.92 % Growth 31.0% (7.3)% 19.1% (3.6)% Balance Sheet Total Debt $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 Cash 103 64 264 416 416 435 431 459 459 Net Debt $ 253 $ 292 $ 92 $(60) $(60) $(79) $(75) $(102) $(103) Units Outstanding Beginning Units 92.8 93.5 93.5 93.5 92.8 93.5 94.1 94.8 95.4 Units Issued 0.7 0.0 0.0 0.0 0.7 0.7 0.7 0.7 0.7 Fully Diluted Units Outstanding 93.5 93.5 93.5 93.5 93.5 94.1 94.8 95.4 96.1 Source: WNR Management Model dated 01-Dec-2015 Note: Assumes 92,833,486 YE 2015E basic units outstanding as per WNR Management. Detailed Management Projections

Summary Standalone Projections NTI (Excludes Sale of Logistics to WNRL) ($ in millions, except per unit data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Adjusted EBITDA Gross Profit $ 182 $ 165 $ 221 $ 179 $ 747 $ 804 $ 772 $ 824 $ 820 Less: Segment SG&A (18) (17) (17) (17) (69) (71) (72) (74) (75) Less: Corporate SG&A (7) (7) (6) (6) (25) (28) (28) (29) (29) Less: Operating Expenses (76) (81) (83) (76) (317) (322) (315) (335) (337) Less: NTI Logistics Cost 0 0 0 0 0 0 0 0 0 Plus: Synergies 0 0 0 0 0 0 0 0 0 Plus: MPL Equity Income 4 4 4 3 15 15 15 15 15 Less: Turnaround Expense (1) (30) (12) (15) (57) (25) (53) (2) (30) EBITDA $ 84 $ 34 $ 108 $ 68 $ 295 $ 373 $ 318 $ 399 $ 364 Plus: Turnaround Expenses 1 30 12 15 57 25 53 2 30 Plus: MPL Depreciation 1 1 1 1 3 3 3 3 3 Plus: Stock Based Compensation 4 3 3 3 14 17 17 17 17 Adj. EBITDA $ 90 $ 69 $ 124 $ 87 $ 369 $ 418 $ 391 $ 421 $ 414 Distributable Cash Flow Adj. EBITDA $ 90 $ 69 $ 124 $ 87 $ 369 $ 418 $ 391 $ 421 $ 414 Less: Turnaround Expense Reserve (7) (8) (7) (8) (30) (30) (30) (30) (30) Less: MPL Cash Reconciliation (4) (5) (5) (3) (16) (3) (3) (3) (3) Less: Interest Expense (8) (8) (8) (8) (30) (30) (30) (30) (30) Plus: Interest Income 0 0 0 0 0 0 0 0 0 Less: Cash Taxes (1) (2) (3) (2) (7) (8) (8) (9) (9) Less: Refining / Retail / Logistics / Corporate Capex (Maintenace / Regulatory) (13) (15) (11) (10) (49) (24) (24) (24) (24) Less: Organic Growth Project Capex Reserve (8) (7) (8) (7) (30) (30) (19) 0 0 Distributable Cash Flow $ 49 $ 25 $ 83 $ 49 $ 207 $ 294 $ 277 $ 326 $ 318 Distributions LP DPU $ 0.53 $ 0.27 $ 0.89 $ 0.53 $ 2.21 $ 3.12 $ 2.93 $ 3.42 $ 3.31 % Growth 41.1% (6.2)% 16.8% (3.1)% Balance Sheet Total Debt $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 $ 356 Cash 103 64 56 46 46 65 61 89 89 Net Debt $ 253 $ 292 $ 300 $ 310 $ 310 $ 291 $ 295 $ 268 $ 267 Units Outstanding Beginning Units 92.8 93.5 93.5 93.5 92.8 93.5 94.1 94.8 95.4 Units Issued 0.7 0.0 0.0 0.0 0.7 0.7 0.7 0.7 0.7 Fully Diluted Units Outstanding 93.5 93.5 93.5 93.5 93.5 94.1 94.8 95.4 96.1 Source: WNR Management Model dated 01-Dec-2015 Note: Assumes 92,833,486 YE 2015E basic units outstanding as per WNR Management. Detailed Management Projections

Summary Standalone Projections WNRL With Drop Downs (Includes Sale of Logistics to WNRL) ($ in millions, except per unit data) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E EBITDA Gross Profit $ 82 $ 81 $ 89 $ 94 $ 346 $ 385 $ 411 $ 456 $ 466 Less: SG&A (6) (6) (6) (6) (24) (25) (25) (26) (26) Less: Operating Expenses (41) (41) (42) (41) (165) (165) (165) (165) (165) EBITDA $ 34 $ 34 $ 41 $ 47 $ 157 $ 196 $ 221 $ 265 $ 275 Cash Flow Statement EBITDA $ 34 $ 34 $ 41 $ 47 $ 157 $ 196 $ 221 $ 265 $ 275 Less: Interest Expense (6) (6) (7) (8) (27) (34) (34) (46) (48) Plus: Interest Income 0 0 0 0 0 0 0 0 0 Less: Capex (4) (4) (5) (5) (17) (18) (18) (20) (21) Distributable Cash Flow $ 24 $ 24 $ 30 $ 34 $ 112 $ 144 $ 169 $ 199 $ 207 LP Coverage Ratio 1.18 x 1.17 x 1.26 x 1.32 x 1.24 x 1.34 x 1.42 x 1.48 x 1.50 x Distributed Cash Flow $ 22 $ 22 $ 27 $ 31 $ 102 $ 131 $ 153 $ 181 $ 188 Excess Cash after Distributed Cash Flow $ 2 $ 2 $ 3 $ 3 $ 10 $ 13 $ 15 $ 18 $ 19 Acquisition Capex 0 0 (208) (162) (370) 0 0 (324) 0 Distributions LP DPU $ 0.43 $ 0.43 $ 0.47 $ 0.50 $ 1.83 $ 2.05 $ 2.27 $ 2.47 $ 2.54 % Growth 12.0% 10.6% 8.9% 2.7 % LP Distributions $ 21 $ 20 $ 24 $ 26 $ 91 $ 107 $ 119 $ 134 $ 137 GP Distributions $ 1 $ 1 $ 3 $ 5 $ 11 $ 23 $ 35 $ 47 $ 50 % Growth 105.0% 49.3% 35.1% 7.8 % Balance Sheet Total Debt $ 445 $ 445 $ 528 $ 611 $ 611 $ 611 $ 611 $ 827 $ 827 Cash 42 34 6 0 0 13 28 28 47 Net Debt $ 403 $ 411 $ 523 $ 611 $ 611 $ 598 $ 582 $ 798 $ 780 Units Outstanding Beginning Units 47.6 47.6 47.6 50.3 47.6 52.4 52.4 52.4 54.2 Units Issued 0.0 0.0 2.7 2.1 4.8 0.0 0.0 1.8 0.0 Fully Diluted Units Outstanding 47.6 47.6 50.3 52.4 52.4 52.4 52.4 54.2 54.2 Source: WNR Management Model dated 01-Dec-2015 Note: See appendix for drop down assumptions. Fully diluted units outstanding calculated as follows: 47,327,748 YE 2015E basic units outstanding plus 272,872 in restricted stock units per WNR Management. Assumes that no further dilutive securities (e.g. RSUs) are issued and that the number of dilutive securities remains constant throughout the projection period per WNR Management. Assumes dilutive securities receive LP distributions per WNR Management. Detailed Management Projections

B. Detailed Financial Projections

Key Refining Assumptions ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Gross Margin ($/bbl) Gallup Gross Margin $ 19.01 $ 19.01 $ 19.01 $ 19.01 $ 19.01 $ 19.35 $ 20.40 $ 20.40 $ 20.40 El Paso Gross Margin 14.66 14.66 14.66 14.66 14.66 15.00 16.05 16.05 16.05 St. Paul Gross Margin 15.51 18.07 18.13 13.77 16.22 16.31 15.77 15.71 15.49 Throughput (bpd) Gallup 27,000 27,000 27,000 27,000 27,000 25,250 27,000 27,000 27,000 El Paso 136,000 136,000 136,000 136,000 136,000 129,500 136,000 130,750 136,000 St. Paul 97,272 69,524 100,301 101,787 92,269 98,021 92,545 101,210 100,947 Operating Costs Gallup $(8.00) $(8.00) $(8.00) $(8.00) $(8.00) $(8.54) $(8.00) $(8.00) $(8.00) El Paso (4.25) (4.25) (4.25) (4.75) (4.38) (4.25) (4.38) (4.25) (4.25) Assumptions St. Paul (4.73) (7.19) (4.97) (4.28) (5.13) (4.87) (4.87) (4.87) (4.87) Turnaround Expense Gallup $ 0 $ 0 $ 0 $ 0 $ 0 $(30) $ 0 $ 0 $ 0 El Paso 0 0 0 0 0 (40) 0 (40) 0 Refining St. Paul (1) (30) (12) (15) (57) (25) (53) (2) (30) G&A Gallup $(1) $(1) $(1) $(1) $(5) $(5) $(5) $(5) $(5) El Paso (6) (6) (6) (6) (25) (25) (25) (25) (25) St. Paul (10) (9) (9) (9) (37) (38) (39) (40) (40) Refining Capex (Maintenance / Regulatory) Gallup $(4) $(4) $(4) $(4) $(14) $(20) $(10) $(10) $(10) El Paso (14) (14) (14) (14) (58) (70) (50) (70) (50) St. Paul (10) (13) (10) (8) (41) (15) (15) (15) (15) Source: WNR Management Model dated 01-Dec-2015 Detailed Management Projections

Key Retail Assumptions ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E WNR Retail Fuel Sales (mm gallons) 88 94 94 88 364 368 371 375 379 Margin ($ / gallon) $ 0.18 $ 0.22 $ 0.22 $ 0.18 $ 0.20 $ 0.20 $ 0.20 $ 0.20 $ 0.20 Merchandise Sales 71 71 71 71 284 290 295 301 307 % Margin 28.5% 28.5% 28.5% 28.5% 28.5% 28.0% 28.0% 28.0% 28.0 % Cardlock Sales (mm gallons) 16 16 16 16 64 64 64 64 64 WNR Margin ($ / gallon) $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 Other Retail EBITDA $ 3 $ 3 $ 3 $ 3 $ 12 $ 12 $ 12 $ 12 $ 12 Operating Expenses $(31) $(31) $(31) $(31) $(124) $(124) $(124) $(124) $(124) G&A (3) (3) (3) (3) (12) (12) (12) (12) (12) Retail Capex $(4) $(4) $(4) $(4) $(16) $(12) $(12) $(12) $(12) NTI Retail Fuel Sales (mm gallons) 76 80 83 83 322 330 337 345 352 Margin ($ / gallon) $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 Merchandise Sales 84 97 102 90 373 382 391 400 408 % Margin 27.5% 27.5% 27.5% 27.5% 27.5% 27.5% 27.5% 27.5% 27.5 % Franchise Royalty Income $ 1.1 $ 1.1 $ 1.1 $ 1.3 $ 4.4 $ 5.1 $ 5.8 $ 6.5 $ 7.1 NTI SuperMom’s Gross Profit $ 5 $ 5 $ 5 $ 5 $ 20 $ 21 $ 21 $ 21 $ 22 Operating Expenses $(35) $(36) $(37) $(36) $(144) $(148) $(151) $(155) $(158) G&A (8) (8) (8) (8) (32) (33) (33) (34) (35) Retail Capex $(3) $(2) $(2) $(1) $(7) $(8) $(8) $(8) $(8) Source: WNR Management Model dated 01-Dec-2015 Detailed Management Projections

Key Corporate Assumptions ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E WNR Corporate Corporate G&A $(20) $(20) $(20) $(20) $(79) $(80) $(81) $(82) $(83) Corporate Capex (1) (1) (1) (1) (2) (6) (6) (6) (6) WNR Corporate Discretionary Capex (27) (27) (27) (27) (107) (160) (160) (160) (160) Return on Corp. Capex 0 0 0 0 0 0 14 44 78 Common Dividends / Share $ 0.38 $ 0.38 $ 0.38 $ 0.42 $ 1.56 $ 1.72 $ 1.88 $ 2.04 $ 2.20 NTI Corporate Corporate G&A $(7) $(7) $(6) $(6) $(25) $(28) $(28) $(29) $(29) Corporate Capex (0) (0) (0) (0) (1) (1) (1) (1) (1) Organic Growth Capex Reserve (for DPU Calculation) (8) (7) (8) (7) (30) (30) (19) 0 0 NTI Organic Growth Capex (for Cash Flow Calculation) (11) (24) (11) (10) (56) (16) 0 0 0 Corporate Discretionary Capex (19) (31) (19) (17) (86) (46) (19) 0 0 SDA EBITDA 0 0 0 0 0 14 27 27 27 LP DPU $ 0.53 $ 0.27 $ 0.84 $ 0.46 $ 2.10 $ 2.75 $ 2.55 $ 3.03 $ 2.92 WNRL Corporate Operating Expenses $(41) $(41) $(42) $(41) $(165) $(165) $(165) $(165) $(165) Corporate G&A (6) (6) (6) (6) (24) (25) (25) (26) (26) Maintenance Capex (4) (4) (4) (4) (16) (16) (16) (16) (16) WNRL Discretionary Capex (10) (10) (10) (10) (41) 0 0 0 0 LP DPU $ 0.43 $ 0.43 $ 0.47 $ 0.50 $ 1.83 $ 2.05 $ 2.27 $ 2.47 $ 2.54 LP DCF Coverage 1.18 x 1.17 x 1.26 x 1.32 x 1.24 x 1.34 x 1.42 x 1.48 x 1.50 x Source: WNR Management Model dated 01-Dec-2015 Detailed Management Projections

C. WNR Projections

WNR Operating Assumptions

Gallup Refinery
($ in millions, except per unit amounts)

	2016E								
	Q1	Q2	Q3	Q4	2016E	2017E	2018E	2019E	2020E
Refining Capacity (bbl/d)	27,000	27,000	27,000	27,000	27,000	27,000	27,000	27,000	27,000
Utilization	100 %	100 %	100 %	100 %	100 %	94 %	100 %	100 %	100 %
Total Throughput (bbl/d)	27,000	27,000	27,000	27,000	27,000	25,250	27,000	27,000	27,000
Throughput Volume (MBbl)	2,430	2,457	2,484	2,484	9,855	9,216	9,855	9,855	9,855
Feedstock									
Gallup Gross Margin	$ 19.01	$ 19.01	$ 19.01	$ 19.01	$ 19.01	$ 19.35	$ 20.40	$ 20.40	$ 20.40
Operating Expenses	*$(8.00)*	*$(8.00)*	*$(8.00)*	*$(8.00)*	*$(8.00)*	*$(8.54)*	*$(8.00)*	*$(8.00)*	*$(8.00)*
Selected Financials									
Gross Profit	$ 46	$ 47	$ 47	$ 47	$ 187	$ 178	$ 201	$ 201	$ 201
Less: Operating Expenses	(19)	(20)	(20)	(20)	(79)	(79)	(79)	(79)	(79)
Less: Turnaround Expense	0	0	0	0	0	(30)	0	0	0
Less: G&A	(1)	(1)	(1)	(1)	(5)	(5)	(5)	(5)	(5)
EBITDA	$ 26	$ 26	$ 26	$ 26	$ 104	$ 65	$ 117	$ 117	$ 117
Less: DD&A	(7)	(7)	(7)	(7)	(27)	(27)	(27)	(27)	(27)
Operating Income	$ 19	$ 19	$ 19	$ 19	$ 76	$ 37	$ 90	$ 90	$ 90
Plus: DD&A	7	7	7	7	27	27	27	27	27
EBITDA	$ 26	$ 26	$ 26	$ 26	$ 104	$ 65	$ 117	$ 117	$ 117
Less: Refining Capex	(4)	(4)	(4)	(4)	(14)	(10)	(10)	(10)	(10)
Less: Discretionary Capex	0	0	0	0	0	0	0	0	0
Less: Turnaround Capex	0	0	0	0	0	(10)	0	0	0
Cash Flow	$ 22	$ 22	$ 22	$ 22	$ 89	$ 45	$ 107	$ 107	$ 107

Source: WNR Management Model dated 01-Dec-2015

Detailed Management Projections

66

WNR Operating Assumptions

El Paso Refinery
($ in millions, except per unit amounts)

	2016E								
	Q1	Q2	Q3	Q4	2016E	2017E	2018E	2019E	2020E
Refining Capacity (bbl/d)	136,000	136,000	136,000	136,000	136,000	136,000	136,000	136,000	136,000
Utilization	100 %	100 %	100 %	100 %	100 %	95 %	100 %	96 %	100 %
Total Throughput (bbl/d)	136,000	136,000	136,000	136,000	136,000	129,500	136,000	130,750	136,000
Throughput Volume (MBbl)	12,240	12,376	12,512	12,512	49,640	47,268	49,640	47,724	49,640
Feedstock									
El Paso Gross Margin	$ 14.66	$ 14.66	$ 14.66	$ 14.66	$ 14.66	$ 15.00	$ 16.05	$ 16.05	$ 16.05
Operating Expenses	*$(4.25)*	*$(4.25)*	*$(4.25)*	*$(4.75)*	*$(4.38)*	*$(4.25)*	*$(4.38)*	*$(4.25)*	*$(4.25)*
Selected Financials									
Gross Profit	$ 179	$ 181	$ 183	$ 183	$ 728	$ 709	$ 797	$ 766	$ 797
Less: Operating Expenses	(52)	(53)	(53)	(59)	(217)	(201)	(217)	(203)	(211)
Less: Turnaround Expense	0	0	0	0	0	(40)	0	(40)	0
Less: G&A	(6)	(6)	(6)	(6)	(25)	(25)	(25)	(25)	(25)
EBITDA	$ 121	$ 123	$ 124	$ 118	$ 485	$ 443	$ 554	$ 498	$ 561
Less: DD&A	(12)	(12)	(12)	(12)	(50)	(50)	(50)	(50)	(50)
Operating Income	$ 109	$ 110	$ 112	$ 105	$ 436	$ 393	$ 505	$ 449	$ 511
Plus: DD&A	12	12	12	12	50	50	50	50	50
EBITDA	$ 121	$ 123	$ 124	$ 118	$ 485	$ 443	$ 554	$ 498	$ 561
Less: Refining Capex	(14)	(14)	(14)	(14)	(58)	(50)	(50)	(50)	(50)
Less: Discretionary Capex	0	0	0	0	0	0	0	0	0
Less: Turnaround Capex	0	0	0	0	0	(20)	0	(20)	0
Cash Flow	$ 107	$ 108	$ 110	$ 103	$ 428	$ 373	$ 504	$ 428	$ 511

Source: WNR Management Model dated 01-Dec-2015

Detailed Management Projections

67

WNR Operating Assumptions Retail Assets ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Retail Segment Fuel Volumes (mm gallons) 88.0 94.0 94.0 88.0 364.0 367.6 371.3 375.0 378.8 Fuel Margin ($ / gallon) $ 0.18 $ 0.22 $ 0.22 $ 0.18 $ 0.20 $ 0.20 $ 0.20 $ 0.20 $ 0.20 Merchandise Sales $ 71 $ 71 $ 71 $ 71 $ 284 $ 290 $ 295 $ 301 $ 307 Merchandise Margin 28.5% 28.5% 28.5% 28.5% 28.5% 28.0% 28.0% 28.0% 28.0 % Cardlock Volumes (mm gallons) 16.1 16.1 16.1 16.1 64.5 64.5 64.5 64.5 64.5 Cardlock Margin ($ / gallon) $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 $ 0.19 Other Retail EBITDA $ 3 $ 3 $ 3 $ 3 $ 12 $ 12 $ 12 $ 12 $ 12 Retail Consolidated Financials Revenues $ 381 $ 426 $ 426 $ 381 $ 1,616 $ 1,624 $ 1,645 $ 1,667 $ 1,689 Cost of Goods Sold (339) (380) (380) (339) (1,438) (1,445) (1,464) (1,484) (1,503) Gross Profit $42 $47 $47 $42 $178 $179 $181 $183 $186 Less: Operating Expenses (31) (31) (31) (31) (124) (124) (124) (124) (124) Less: G&A (3) (3) (3) (3) (12) (12) (12) (12) (12) EBITDA $ 8 $ 13 $ 13 $ 8 $ 42 $ 43 $ 45 $ 48 $ 50 Less: DD&A (4) (4) (4) (4) (15) (15) (15) (15) (15) Operating Income $ 4 $ 9 $ 9 $ 4 $ 28 $ 28 $ 31 $ 33 $ 36 Plus: DD&A 4 4 4 4 15 15 15 15 15 EBITDA $ 8 $ 13 $ 13 $ 8 $ 42 $ 43 $ 45 $ 48 $ 50 Less: Retail Capex (4) (4) (4) (4) (16) (12) (12) (12) (12) Cash Flow $ 4 $ 9 $ 9 $ 4 $ 26 $ 31 $ 33 $ 36 $ 38 Margins Gross Margin 11.0% 11.0% 11.0% 11.0% 11.0% 11.0% 11.0% 11.0% 11.0 % EBITDA Margin 2.1 3.1 3.1 2.1 2.6 2.7 2.8 2.9 3.0 Source: WNR Management Model dated 01-Dec-2015 Note: Revenues estimated by gross margin as per WNR Management. Detailed Management Projections

D. NTI Projections

NTI Operating Assumptions St. Paul Refinery ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Refining Capacity (bbl/d) 105,000 105,000 105,000 105,000 105,000 105,000 105,000 105,000 105,000 Utilization 93% 66% 96% 97% 88% 93% 88% 96% 96 % Total Throughput (bbl/d) 97,272 69,524 100,301 101,787 92,269 98,021 92,545 101,210 100,947 Throughput Volume (MBbl) 8,755 6,327 9,228 9,364 33,678 35,778 33,779 36,942 36,845 Feedstock St. Paul Gross Margin $ 15.51 $ 18.07 $ 18.13 $ 13.77 $ 16.22 $ 16.31 $ 15.77 $ 15.71 $ 15.49 Operating Expenses $(4.73) $(7.19) $(4.97) $(4.28) $(5.13) $(4.87) $(4.87) $(4.87) $(4.87) Selected Financials Gross Profit $ 136 $ 114 $ 167 $ 129 $ 546 $ 584 $ 533 $ 580 $ 571 Less: Operating Expenses (41) (45) (46) (40) (173) (174) (164) (180) (179) Less: Turnaround Expense (1) (30) (12) (15) (57) (25) (53) (2) (30) Less: SG&A (10) (9) (9) (9) (37) (38) (39) (40) (40) Plus: MPL Equity Income 4 4 4 3 15 15 15 15 15 EBITDA $ 88 $ 34 $ 105 $ 68 $ 295 $ 361 $ 291 $ 373 $ 337 Less: DD&A (8) (8) (9) (9) (34) (38) (40) (44) (42) Operating Income $ 80 $ 26 $ 96 $ 59 $ 261 $ 323 $ 251 $ 329 $ 295 Plus: DD&A 8 8 9 9 34 38 40 44 42 Plus: MPL Depreciation 1 1 1 1 3 3 3 3 3 Plus: Turnaround Expense 1 30 12 15 57 25 53 2 30 Plus: Equity Based Compensation 1 1 1 1 4 5 5 5 5 Adj. EBITDA $ 90 $ 66 $ 119 $ 84 $ 359 $ 394 $ 352 $ 383 $ 375 Less: Refining Capex (10) (13) (10) (8) (41) (15) (15) (15) (15) Less: Organic Growth Capex (for Cash Flow Calculation) (11) (24) (11) (10) (56) (16) 0 0 0 Less: MPL Cash Reconciliation (4) (5) (5) (3) (16) (3) (3) (3) (3) Adj. Cash Flow $ 65 $ 24 $ 93 $ 63 $ 245 $ 360 $ 334 $ 365 $ 356 Source: WNR Management Model dated 01-Dec-2015 Detailed Management Projections

NTI Operating Assumptions Retail Assets ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Retail Segment Fuel Sales (mm gallons) 76 80 83 83 322 330 337 345 352 Fuel Margin ($ / gallon) $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 Merchandise Sales 84 97 102 90 373 382 391 400 408 Merchandise Margin 28% 28% 28% 28% 28% 28% 28% 28% 28 % Franchise Stores Fuel Volumes (mm gallons) 23 28 28 23 102 102 102 102 102 Royalty Income $ 1.1 $ 1.1 $ 1.1 $ 1.3 $ 4.4 $ 5.1 $ 5.8 $ 6.5 $ 7.1 SuperMom’s SuperMom’s Gross Profit $ 5 $ 5 $ 5 $ 5 $ 20 $ 21 $ 21 $ 21 $ 22 Retail Consolidated Financials Revenues $ 424 $ 465 $ 484 $ 455 $ 1,828 $ 1,882 $ 1,926 $ 1,971 $ 2,021 Cost of Goods Sold (378) (414) (430) (405) (1,627) (1,675) (1,714) (1,754) (1,799) Gross Profit $47 $51 $53 $50 $201 $207 $212 $217 $222 Less: Operating Expenses (35) (36) (37) (36) (144) (148) (151) (155) (158) Less: G&A (8) (8) (8) (8) (32) (33) (33) (34) (35) EBITDA $ 4 $ 7 $ 8 $ 6 $ 25 $ 26 $ 28 $ 28 $ 29 Less: DD&A (2) (2) (2) (2) (7) (7) (7) (7) (7) Operating Income $ 2 $ 5 $ 6 $ 4 $ 18 $ 19 $ 21 $ 20 $ 22 Plus: DD&A 2 2 2 2 7 7 7 7 7 Plus: Equity Based Compensation 0 0 0 0 1 1 1 1 1 Adj. EBITDA $ 4 $ 7 $ 8 $ 6 $ 26 $ 27 $ 29 $ 29 $ 30 Less: Retail Capex (3) (2) (2) (1) (7) (8) (8) (8) (8) Cash Flow $ 1 $ 6 $ 7 $ 5 $ 19 $ 19 $ 21 $ 21 $ 22 Margins Gross Margin 11.0% 11.0% 11.0% 11.0% 11.0% 11.0% 11.0% 11.0% 11.0 % EBITDA Margin 0.9 1.6 1.7 1.4 1.4 1.4 1.5 1.5 1.5 Source: WNR Management Model dated 01-Dec-2015 Note: Revenues estimated by gross margin as per WNR Management. Detailed Management Projections

E. WNRL Projections

WNRL Operating Assumptions Existing Pipeline & Gathering ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Mainline Movements Permian / Delaware Basin Fees Volumes (bpd) 45,000 45,000 45,000 45,000 45,000 50,000 50,000 50,000 50,000 $/bbl fee $ 1.27 $ 1.27 $ 1.33 $ 1.33 $ 1.30 $ 1.36 $ 1.42 $ 1.49 $ 1.56 Permian / Delaware Basin Fees Gross Profit $ 5 $ 5 $ 6 $ 6 $ 21 $ 25 $ 26 $ 27 $ 29 Four Corners Volumes (bpd) 51,500 51,500 51,500 51,500 51,500 51,500 51,500 51,500 51,500 $/bbl fee $ 1.00 $ 1.00 $ 1.05 $ 1.05 $ 1.02 $ 1.07 $ 1.12 $ 1.17 $ 1.23 Four Corners Gross Profit $ 5 $ 5 $ 5 $ 5 $ 19 $ 20 $ 21 $ 22 $ 23 TexNew Mex Volumes (bpd) 15,587 12,700 12,945 15,289 14,126 17,609 24,875 24,875 24,875 $/bbl fee $ 6.50 $ 6.50 $ 6.81 $ 6.81 $ 6.65 $ 6.96 $ 7.29 $ 7.63 $ 7.99 Permian / Delaware Basin Fee Revenue $ 9 $ 8 $ 8 $ 10 $ 34 $ 45 $ 66 $ 69 $ 73 Less: WNR TexNew Mex Units (1) 0 0 (1) (2) (6) (15) (16) (16) TexNew Mex Gross Profit $ 8 $ 8 $ 8 $ 9 $ 33 $ 39 $ 51 $ 53 $ 57 Gathering Permian / Delaware Basin Fees Volumes (bpd) 24,000 24,000 24,000 24,000 24,000 24,000 24,000 24,000 24,000 $/bbl fee $ 0.52 $ 0.52 $ 0.54 $ 0.54 $ 0.53 $ 0.56 $ 0.58 $ 0.61 $ 0.64 Permian / Delaware Basin Fees Gross Profit $ 1 $ 1 $ 1 $ 1 $ 5 $ 5 $ 5 $ 5 $ 6 Four Corners Volumes (bpd) 13,000 13,000 13,000 13,000 13,000 13,000 13,000 13,000 13,000 $/bbl fee $ 0.52 $ 0.52 $ 0.54 $ 0.54 $ 0.53 $ 0.56 $ 0.58 $ 0.61 $ 0.64 Four Corners Gross Profit $ 1 $ 1 $ 1 $ 1 $ 3 $ 3 $ 3 $ 3 $ 3 Pipeline Tank Storage Volumes (bbl) 1,874,400 1,874,400 1,874,400 1,874,400 7,497,600 7,497,600 7,497,600 7,497,600 7,497,600 $/bbl fee $ 0.51 $ 0.51 $ 0.52 $ 0.52 $ 0.52 $ 0.53 $ 0.54 $ 0.55 $ 0.56 Pipeline Tank Storage Gross Profit $ 1 $ 1 $ 1 $ 1 $ 4 $ 4 $ 4 $ 4 $ 4 Pipeline & Gathering Organic Growth $ 2 $ 2 $ 2 $ 2 $ 6 $ 6 $ 13 $ 14 $ 14 Pipeline & Gathering Gross Profit $ 22 $ 22 $ 23 $ 24 $ 91 $ 101 $ 123 $ 128 $ 135 Source: WNR Management Model dated 01-Dec-2015 Detailed Management Projections

WNRL Operating Assumptions Existing Terminaling, Transportation & Storage ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Terminaling, Transportation, and Storage Crude, Blendstock, Refined Product Storage Volumes (bbl) 20,645,892 20,645,892 20,645,892 20,645,892 82,583,568 82,583,568 82,583,568 82,583,568 82,583,568 $/bbl fee $ 0.53 $ 0.53 $ 0.54 $ 0.54 $ 0.54 $ 0.55 $ 0.56 $ 0.57 $ 0.58 Crude, Blendstock, Refined Product Storage Gross Profit $ 11 $ 11 $ 11 $ 11 $ 44 $ 45 $ 46 $ 47 $ 48 Shipments In & Out of Storage Volumes (bpd) 410,000 410,000 410,000 410,000 410,000 410,000 410,000 410,000 410,000 $/bbl fee $ 0.15 $ 0.15 $ 0.15 $ 0.15 $ 0.15 $ 0.15 $ 0.16 $ 0.16 $ 0.16 Shipments In & Out of Storage Gross Profit $ 6 $ 6 $ 6 $ 6 $ 23 $ 23 $ 24 $ 24 $ 25 Additive & Blending Service Volumes (bpd) 233,280 233,280 233,280 233,280 233,280 233,280 233,280 233,280 233,280 $/bbl fee $ 0.12 $ 0.12 $ 0.13 $ 0.13 $ 0.13 $ 0.13 $ 0.13 $ 0.13 $ 0.14 Additive & Blending Service Gross Profit $ 3 $ 3 $ 3 $ 3 $ 11 $ 11 $ 11 $ 11 $ 12 Asphalt Storage Volumes (bbl) 1,420,410 1,420,410 1,420,410 1,420,410 5,681,640 5,681,640 5,681,640 5,681,640 5,681,640 $/bbl fee $ 0.80 $ 0.80 $ 0.82 $ 0.82 $ 0.81 $ 0.82 $ 0.84 $ 0.86 $ 0.88 Asphalt Storage Gross Profit $ 1 $ 1 $ 1 $ 1 $ 5 $ 5 $ 5 $ 5 $ 5 Shipments In & Out of Asphalt Storage Volumes (bpd) 16,955 16,955 16,955 16,955 16,955 16,955 16,955 16,955 16,955 $/bbl fee $ 0.96 $ 0.96 $ 0.98 $ 0.98 $ 0.97 $ 0.99 $ 1.01 $ 1.03 $ 1.05 Shipments In & Out of Asphalt Storage Gross Profit $ 1 $ 1 $ 2 $ 2 $ 6 $ 6 $ 6 $ 6 $ 7 Asphalt Processing & Blending Volumes (bpd) 4,746 4,746 4,746 4,746 4,746 4,746 4,746 4,746 4,746 $/bbl fee $ 4.72 $ 4.72 $ 4.82 $ 4.82 $ 4.77 $ 4.87 $ 4.97 $ 5.07 $ 5.17 Asphalt Processing & Blending Gross Profit $ 2 $ 2 $ 2 $ 2 $ 8 $ 8 $ 9 $ 9 $ 9 Terminaling, Transportation, and Storage Organic Growth $ 1 $ 1 $ 1 $ 1 $ 3 $ 3 $ 3 $ 3 $ 3 Terminaling, Transportation, and Storage Organic Gross Profit $ 25 $ 25 $ 25 $ 25 $ 100 $ 102 $ 104 $ 106 $ 108 Source: WNR Management Model dated 01-Dec-2015 Detailed Management Projections

WNRL Operating Assumptions Marketing & Distribution ($ in millions, except per unit amounts) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Marketing & Distribution Fuel Volumes (‘000s gallons) 306,275 306,275 309,640 309,640 1,231,830 1,256,466 1,278,094 1,303,656 1,329,729 Fuel Margin ($ / gallon) $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 Fuel Gross Profit $ 10.7 $ 10.7 $ 10.8 $ 10.8 $ 43.1 $ 44.0 $ 44.7 $ 45.6 $ 46.5 Lubricant Volumes (‘000s gallons) 3,140 3,140 3,174 3,174 12,628 12,628 12,628 12,628 12,628 Lubricant Margin ($ / gallon) $ 0.78 $ 0.78 $ 0.78 $ 0.78 $ 0.78 $ 0.78 $ 0.78 $ 0.78 $ 0.78 Lubricant Gross Profit $ 2.4 $ 2.4 $ 2.5 $ 2.5 $ 9.8 $ 9.8 $ 9.8 $ 9.8 $ 9.8 Crude Trucking (bpd) 52,000 52,000 52,000 52,000 52,000 52,000 52,000 52,000 52,000 Crude Trucking ($/bbl) $ 2.51 $ 2.51 $ 2.51 $ 2.51 $ 2.51 $ 2.51 $ 2.51 $ 2.51 $ 2.51 Crude Trucking Gross Profit $ 12 $ 12 $ 12 $ 12 $ 47.6 $ 47.6 $ 47.6 $ 47.6 $ 47.6 Product Trucking Revenue $ 10 $ 10 $ 10 $ 10 $ 40 $ 40 $ 40 $ 40 $ 40 Marketing & Distribution Gross Profit $ 35 $ 35 $ 35 $ 35 $ 140 $ 141 $ 142 $ 143 $ 144 Source: WNR Management Model dated 01-Dec-2015 Detailed Management Projections

Logistics Assets ($ in millions) 2016E Q1 Q2 Q3 Q4 2016E 2017E 2018E 2019E 2020E Bobcat System EBITDA $ 1 $ 2 $ 2 $ 3 $ 7 $ 15 $ 20 $ 25 $ 30 Growth Capex 0 0 0 0 0 0 0 0 0 Sustaining Capex (0) (0) (0) (0) (1) (2) (2) (2) (2) Cash Flow $ 0 $ 1 $ 2 $ 2 $ 6 $ 14 $ 18 $ 23 $ 28 D&A 1 1 1 2 6 7 7 7 7 Memo: EBITDA Attributable to WNR $ 1 $ 2 $ 2 $ 3 $ 7 $ 15 $ 20 $ 5 $ 10 Assets Memo: EBITDA Attributable to WNRL 0 0 0 0 0 0 0 20 20 TexNew Mex Units EBITDA $ 1 $ 0 $ 0 $ 1 $ 2 $ 6 $ 15 $ 16 $ 16 WNR Growth Capex 0 0 0 0 0 0 0 0 0 Sustaining Capex 0 0 0 0 0 0 0 0 0 Cash Flow $ 1 $ 0 $ 0 $ 1 $ 2 $ 6 $ 15 $ 16 $ 16 D&A 0 0 0 0 0 0 0 0 0 Memo: EBITDA Attributable to WNR $ 1 $ 0 $ 0 $ 1 $ 2 $ 6 $ 15 $ 0 $ 0 Memo: EBITDA Attributable to WNRL 0 0 0 0 0 0 0 16 16 NTI Logistics EBITDA $ 10 $ 10 $ 10 $ 10 $ 40 $ 41 $ 42 $ 43 $ 44 Growth Capex 0 0 0 0 0 0 0 0 0 Sustaining Capex (1) (1) (1) (1) (2) (2) (2) (2) (3) Assets Cash Flow $ 9 $ 10 $ 10 $ 10 $ 38 $ 39 $ 40 $ 40 $ 41 D&A 3 3 3 3 10 10 10 10 11 NTI Memo: EBITDA Attributable to NTI $ 10 $ 10 $ 5 $ 0 $ 25 $ 0 $ 0 $ 0 $ 0 Memo: EBITDA Attributable to WNRL 0 0 5 10 15 41 42 43 44 2016E 2017E 2018E 2019E Drop Downs to WNRL1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Drops Bobcat (Phase I) Bobcat Units Forma TexNew Mex (Phase II) Pro MPL Investment NTI Logistics (Phase I) Source: WNR Management Model dated 01-Dec-2015 Note: Bobcat system includes $5mm and $10mm of EBITDA generated from Bobcat units in 2019E and 2020E, respectively. 1 Drop downs to WNRL assumed to occur at beginning of quarter. Detailed Management Projections